Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

LOAN AND SECURITY AGREEMENT

by and between

VALVEXCHANGE, INC.

as the “Borrower”

and

CRYOLIFE, INC.

as the “Lender”

July 6, 2011

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

(continued)

		Page

10.16.	LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES	35
10.17.	WAIVER OF JURY TRIAL	35
10.18.	Submission to Jurisdiction, Venue	35
10.19.	Credit Inquiries	36
10.20.	Information	36
10.21.	No Tax Advice	36

EXHIBITS AND SCHEDULES

EXHIBITS:

Exhibit A-1	-	Form of Closing Note
Exhibit A-2	-	Form of PIK Note
Exhibit B	-	Form of Notice of Borrowing
Exhibit C	-	Form of Compliance and No Default Certificate

SCHEDULES:

Schedule 5.3	-	Direct or Contingent Obligations and Liabilities
Schedule 5.4	-	Pending or Threatened Litigation
Schedule 5.8(b)	-	Insurance Policies
Schedule 5.8(c)	-	Intellectual Property
Schedule 5.9	-	Locations
Schedule 5.11	-	Labor Law Matters
Schedule 5.14	-	Investment Property, Instruments, and Chattel Paper
Schedule 5.15	-	Deposit Accounts
Schedule 5.16	-	Environmental
Schedule 5.19	-	Material Agreements
Schedule 5.24	-	Operating and Capital Leases
Schedule 7.1	-	Scheduled Permitted Debt
Schedule 7.2	-	Scheduled Permitted Liens
Schedule 7.6	-	Transactions with Affiliates

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (the “Agreement”), dated as of July 6, 2011, by and between VALVEXCHANGE, INC., a Delaware corporation (“Borrower”), and CRYOLIFE, INC., a Florida corporation (together with its successors and assigns, “Lender”).

W I T N E S S E T H :

In consideration of the premises and of the mutual covenants herein contained and to induce Lender to extend credit to Borrower, the parties agree as follows:

1.	DEFINITIONS; RELATED TERMS.

1.1. Certain UCC Terms. Any term used in this Agreement or in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Agreement or in any other Loan Document shall have the meaning given to the term in the UCC, including, without limitation, Accession, Account, Account Debtor, Chattel Paper, Account, Commercial Tort Claim, Deposit Account, Document, Electronic Chattel Paper, Equipment, Fixture, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Proceeds, Supporting Obligation, and Tangible Chattel Paper.

1.2. Defined Terms. Capitalized terms that are not otherwise defined herein shall have the meanings set forth in this Section 1.2.

“Advance” means any advance made by Lender of any portion of the Commitment under Section 2.1 of this Agreement.

“Affiliate” means, with respect to any Person other than Lender, (a) any other Person other than Lender directly or indirectly owning 5% or more of the Equity Interests of such Person or of which such Person owns 5% or more of such Equity Interests; (b) any other Person other than Lender controlling, controlled by, or under common control with such Person; (c) any officer, director, or employee of such Person or any Affiliate of such Person; and (d) any family member or Affiliate of such Person.

“Business Day” means any weekday on which Lender is open for business in Atlanta, Georgia.

“Capital Expenditures” means, for any period, the aggregate cost of all capital assets acquired by Borrower during such period (including gross leases to be capitalized under GAAP and leasehold improvements), as determined in accordance with GAAP.

“Change in Control” means the occurrence after the Closing Date of any of the following: (i) any Person, or two or more Persons acting in concert (excluding the Persons that are officers and directors of Borrower on the Closing Date), shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of the voting stock of Borrower, other than in connection with the Equity Raise; (ii) as of any date a majority of the board of directors of Borrower consists of individuals who were not either (A) directors of Borrower as of the corresponding date of the previous year, (B) selected or nominated to become directors by the board of directors of Borrower of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by (1) the board of directors of Borrower of which a majority consisted of individuals described in clause (A) and individuals described in clause (B) or (2) the holders of the Series A Preferred Stock; or (iii) a sale, transfer or conveyance of all or substantially all of Borrower’s assets.

“Charter” means Borrower’s Amended and Restated Certificate of Incorporation in effect as the date hereof, as the same may be amended or restated from time to time subject to Section 7.7(e) hereof.

“Closing Date” means the earliest date on which all of the conditions precedent in Section 4 of this Agreement are satisfied (or waived by Lender in accordance with the terms of this Agreement) and the initial extensions of credit are made under this Agreement.

“Closing Note” means the promissory note due on the Termination Date, or Term-Out Maturity Date if applicable, in the original principal amount of $2,000,000, substantially in the form of Exhibit A-1 attached hereto and made a part hereof, as the same may be amended, restated, modified or supplemented from time to time.

“Collateral” means all property of Borrower, wherever located and whether now owned by Borrower or hereafter acquired, including but not limited to (a) all Inventory; (b) all General Intangibles; (c) all Accounts; (d) all Chattel Paper; (e) all Instruments and Documents and any other instrument or intangible representing payment for goods or services; (f) all Equipment; (g) all Investment Property; (h) all Commercial Tort Claims; (i) all Letter-of-Credit Rights; (j) all Deposit Accounts and funds on deposit therein; (k) all Goods; (l) all Fixtures; (m) all collateral described in the IP Security Agreement and (n) all parts, replacements, substitutions, profits, products, Accessions, cash and non-cash Proceeds, and Supporting Obligations of any of the foregoing (including, but not limited to, insurance proceeds) in any form and wherever located. Collateral also includes (x) all written or electronically recorded books and records relating to any such Collateral and other rights relating thereto and (y) any other real or personal property as to which Lender, at any time of determination, has a Lien to secure the Obligations.

“Commitment” means the commitment of Lender, subject to the terms and conditions herein, to make Advances in accordance with the provisions of Section 2 in an aggregate amount not to exceed $2,000,000 at any one time.

“Control” means, with respect to any asset, right, or property with respect to which a security interest therein is perfected by a secured party’s having “control” thereof (whether pursuant to the terms of an agreement or through the existence of certain facts and circumstances), that Lender has “control” of such asset, right, or property in accordance with the terms of Article 9 of the UCC.

“Debt” means, without duplication, all liabilities of a Person as determined under GAAP and all obligations which such Person has guaranteed or endorsed or is otherwise secondarily or jointly liable for, and shall include, without limitation, (a) all obligations for borrowed money or purchased assets; (b) obligations secured by assets whether or not any personal liability exists; (c) the capitalized amount of any capital or finance lease obligations; (d) obligations as a general partner; (e) contingent obligations pursuant to guaranties, endorsements, letters of credit and other secondary liabilities; (f) obligations for deposits; and (g) obligations under Hedge Agreements.

“Default” means any event or circumstance which, upon satisfaction of any requirement for the giving of notice or the lapse of time, or the happening of any further condition, event, or act, would constitute an Event of Default.

“Default Rate” means, as of any date, a rate per annum that is equal to 3.00% in excess of the rate otherwise applicable to such Obligations on such date.

“Environmental Laws” means, collectively, the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act; the Toxic Substances Act; the Clean Water Act; the Clean

Air Act; the Oil Pollution and Hazardous Substances Control Act of 1978; and any other “Superfund” or “Superlien” law or any other Federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance, or material, as now or at any time hereafter in effect, in each case, as the same may be amended from time to time.

“Equity Interest” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interest in (however designated) equity of such Person, including, without limitation, any common stock, preferred stock, limited or general partnership interests, and limited liability company membership interests, whether voting or non-voting.

“Equity Raise” means the issuance of up to $8,000,000 of Equity Interest of Borrower in the form of Series A preferred stock pursuant to that certain Series A Preferred Stock Agreement dated of even date herewith among Borrower and the Purchasers named therein.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“ERISA Termination Event” means a “reportable event” as defined in Section 4043(b) of ERISA, or the filing of a notice of intent to terminate under Section 4041 of ERISA.

“Event of Default” has the meaning given such term in Section 9.1.

“First Rights Agreement” means that certain First Refusal, Distribution and License Option Agreement between Borrower and Lender of even date herewith.

“Fiscal Quarter” and “Fiscal Year” means each of Borrower’s fiscal quarters or years, as applicable.

“GAAP” means generally accepted accounting principles as in effect in the United States from time to time.

“General Intangibles” has the meaning set forth in the UCC, and includes, without limitation, general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including all choses in action, causes of action, company or other business records, inventions, blueprints, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, service marks, unfiled patent applications, unfiled trademark applications, goodwill, brand names, copyrights, registrations, licenses, franchises, customer lists, permits, tax refund claims, computer programs, operational manuals, internet addresses and domain names, insurance refunds and premium rebates, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of any of Borrower’s Accounts by an Account Debtor, all rights to indemnification and all other intangible property of Borrower of every kind and nature (other than Accounts).

“Governmental Entity” means (a) any court (whether in law or at equity or trial or appellate), tribunal, or arbitrator or arbitration proceeding and (b) any local, city, state, Federal, municipal or quasi-municipal, foreign, or international government or any subdivision, agency, authority, commission, bureau, branch, regulatory body, or other body thereof.

“Healthcare Laws” means, collectively, any and all federal, state or local laws, rules, regulations, codes, ordinances and administrative manuals, orders, decrees, judgments, injunctions, guidelines and requirements issued under or in connection with Medicare, Medicaid, any other government payment program or any law governing the licensing or regulation of healthcare providers, professionals, facilities or payors or otherwise governing or regulating the provision of, or payment for, medical services or the sale of medical supplies, including HIPAA.

“Hedge Agreement” has the meaning for swap agreement as defined in 11 U.S.C. § 101, as in effect from time to time, or any successor statute, and includes, without limitation, any rate swap agreement, forward rate agreement, commodity swap, commodity option, interest rate option, forward foreign exchange agreement, spot foreign exchange agreement, rate cap agreement, rate floor agreement, rate collar agreement, currency swap agreement, cross-currency rate swap agreement, currency option and any other similar agreement.

“HIPAA” means the Health Insurance Portability and Accountability Act of 1996.

“Interest Payment Date” means the first Business Day of each Fiscal Quarter.

“IP Security Agreement” means that certain Patent, Copyright, License and Trademark Security Agreement executed by Borrower in favor of Lender of even date herewith.

“Item” means any “item” as defined in Section 4-104 of the UCC, and shall also mean and include checks, drafts, money orders or other media of payment.

“Key Employees” means, collectively, Larry Blankenship and Ivan Vesely; and “Key Employee” means any of them, individually.

“Lien” means any lien (statutory or otherwise), mortgage, deed of trust, deed to secure debt, pledge, hypothecation, security interest, trust arrangement, security deed, financing lease, collateral assignment, encumbrance, conditional sale or title retention agreement, or any other interest in property designed to secure the repayment or performance of any obligation, whether arising by agreement or under any statute or law or otherwise.

“Life Insurance Policy” means a life insurance policy from an insurer, which is acceptable to Lender, on the life of the following Key Employee and in the following amount, listing Borrower as the beneficiary of any proceeds thereof: $2,000,000 on the life of Ivan Vesely.

“Loan” means, collectively, all Advances and PIK Amounts evidenced by the Notes.

“Loan Documents” means this Agreement and each other now existing or hereafter arising document, agreement, or instrument evidencing, describing, or securing the Obligations or delivered in connection with this Agreement, including, without limitation, each Note, Security Agreement, Notice of Borrowing, and UCC financing statement, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“Loan Term” means the period from and including the Closing Date to but not including the Termination Date or Term-Out Maturity Date, if Lender shall have exercised its right under Section 2.11 hereof.

“Loss” has the meaning given such term in Section 6.3.

“Material Adverse Effect” means any (a) material adverse effect upon the validity, performance, or enforceability of any of the Loan Documents or any of the transactions contemplated hereby or thereby; (b) material adverse effect upon the properties, operations, business, or condition (financial or otherwise) of Borrower; (c) material adverse effect upon the ability of Borrower to fulfill any obligation under any of the Loan Documents; or (d) material adverse effect on the Collateral.

“Material Agreement” means each contract, lease, instrument, guaranty, license or other agreement listed on Schedule 5.19 hereto and any other agreement to which Borrower is a party (other than the Loan Documents) and for which breach, termination, cancellation, nonperformance, or failure to renew could reasonably be expected to have a Material Adverse Effect.

“Medicaid” means, collectively, the healthcare assistance program established by Title XIX of the Social Security Act (42 U.S.C. §§1396 et seq.) and all laws applicable to such program and plans for medical assistance enacted in connection with such program.

“Medicare” means, the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. §§1395 et seq.) and all laws applicable to such program.

“Net Proceeds” means, with respect to the disposition of any property, (a) the proceeds (including cash receivable (when received) by way of deferred payment) received by Borrower in cash from the sale, lease, transfer, or other disposition of such property, including insurance proceeds and awards of compensation received with respect to any Loss affecting all or part of such property, minus (b) (i) the reasonable and customary costs and expenses of such sale, lease, transfer, or other disposition (including legal fees and sales commissions) not to exceed 5% of the total purchase price; (ii) amounts applied to repayment of Debt for borrowed money (other than the Obligations) secured by a Permitted Lien on such property which is senior to Lender’s Liens; and (iii) in connection with any sale of such property, a reasonable reserve (not to exceed 5% of the total purchase price) for post-closing adjustments to the purchase price (provided that upon the expiration of 90 days after the sale, any remaining reserve balance shall constitute Net Proceeds).

“Notes” means the Closing Note and all PIK Notes.

“Notice of Borrowing” means each written request for an Advance substantially in the form of Exhibit B, attached hereto and made a part hereof.

“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control or any successor thereto.

“Obligations” means all obligations and covenants now or hereafter from time to time owed to Lender or any Affiliate of Lender by Borrower, related to the Loan, this Agreement, or the Loan Documents, including, without limitation or duplication, (a) the Loan; and (b) all other amounts now owed or hereafter from time to time owed under the terms of this Agreement and the other Loan Documents, or arising out of the transactions described herein or therein, including, without limitation, principal, interest, commissions, fees (including, without limitation, attorneys’ fees), charges, costs, expenses, and all amounts due or from time to time becoming due under the indemnification and reimbursement provisions of this Agreement and the other Loan Documents (including, without limitation, Section 10.3), together, in each of the foregoing cases in this definition, with all interest accruing thereon, including any interest on pre-petition Debt accruing after bankruptcy (whether or not allowable in such bankruptcy), and whether any of the foregoing amounts are now due or from time to time hereafter become due, are direct or indirect, or are certain or contingent, and whether such amounts due are from time to time reduced or entirely extinguished and thereafter re-incurred.

“Permitted Acquisition” means the acquisition by Borrower of all or a portion of the capital stock or assets of a Person organized under the laws of the United States of America or any state thereof so long as each of the following conditions is satisfied:

(a) any Person whose stock is directly or indirectly purchased shall be, after giving effect to such purchase, a direct or an indirect wholly-owned Subsidiary of Borrower;

(b) with respect to any Person that is or becomes a direct or indirect Subsidiary within thirty (30) days of such acquisition, such Person (i) executes and delivers to Lender a joinder agreement to this Agreement to add such Person as an additional Borrower, and (ii) takes all actions deemed necessary by Lender to cause the Lien created by this Agreement to be a duly perfected, Lien against the assets of such Person, including the filing of financing statements in such jurisdictions as may be requested by Lender;

(c) Borrower has made available to Lender, not later than 15 days prior to the proposed dated of such acquisition, copies of lien search results and copies of the acquisition documents (including a copy of the purchase and sale agreement with all schedules and exhibits thereto), organizational documents (if applicable), and other due diligence information as reasonably requested by Lender, which Lender shall have reviewed promptly and found reasonably acceptable in all respects; provided that Lender shall use such information for review purposes only and shall keep the substance and terms of such materials confidential;

(d) Within thirty (30) days of such acquisition, Borrower shall have executed and delivered such amendments or supplements to this Agreement or the other Security Agreements or such other documents as Lender deems necessary to grant Lender a Lien on all of the acquired assets; and

(e) at the time of such acquisition and immediately after giving effect thereto, no Default or Event of Default shall exist.

“Permitted Debt” has the meaning set forth in Section 7.1 hereof.

“Permitted Liens” has the meaning set forth in Section 7.2 hereof.

“Permitted Location” means (a) any location described on Schedule 5.9 hereto and (b) any location as to which Lender shall have received prior written notice of from Borrower.

“Permitted Merger” means (a) a merger, consolidation, statutory share exchange or similar transaction in which (i) the Borrower is a constituent party or (ii) a Subsidiary of the Borrower is a constituent party and the Borrower issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Borrower or a Subsidiary in which the shares of capital stock of the Borrower outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting Borrower or (2) if the surviving or resulting Borrower is a wholly-owned Subsidiary of another Borrower immediately following such merger or consolidation, the parent Borrower of such surviving or resulting Borrower; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Borrower or any Subsidiary of the Borrower of all or substantially all the assets of the Borrower and its Subsidiaries taken as a whole (including, without limitation, the sale, lease, transfer, exclusive license or other disposition of the Borrower’s current or future proprietary exchangeable heart valve system), or the sale or disposition

(whether by merger or otherwise) of one or more Subsidiaries of the Borrower if substantially all of the assets of the Borrower and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned Subsidiary of the Borrower

“Person” means any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, limited liability company, any government or any agency or political subdivision of any government, or any other entity or organization.

“PIK Amount” has the meaning set forth in Section 2.3(a) hereof.

“PIK Notes” means the promissory notes due on the Termination Date, or the Term-Out Maturity Date if applicable, to be executed by Borrower in satisfaction of the accrued interest owing by Borrower in accordance with Section 2.3 hereof, substantially in the form of Exhibit A-2 attached hereto and made a part hereof, as the same may be amended, restated, modified or supplemented from time to time.

“Plan” means any employee benefit plan or other plan maintained for employees of Borrower or any Subsidiary and covered by Title IV of ERISA.

“Projections” means, for any period and as to such period, Borrower’s and its Subsidiaries’ forecasted consolidated (a) balance sheets, (b) profit and loss statements, and (c) cash flow statements, all prepared on a month-by-month basis and on a basis consistent with Borrower’s and its Subsidiaries’ historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

“Regulated Materials” means any hazardous, toxic, or dangerous waste, substance, or material, the generation, handling, storage, disposal, treatment, or emission of which is subject to any Environmental Law.

“Restricted Payment” means (a) any cash dividend or other cash distribution, direct or indirect, on account of any Equity Interests issued by Borrower, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests issued by Borrower now or hereafter outstanding by Borrower, except for any redemption, retirement, sinking funds or similar payment payable solely in such other shares or units of the same class of Equity Interests or any class of Equity Interests which are junior to that class of Equity Interests, or (c) any cash payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests issued by Borrower now or hereafter outstanding.

“Sanctioned Country” means a country subject to the sanctions programs identified on the list maintained by OFAC and available at the following website or as otherwise published from time to time: http://www.treas.gov/offices/enforcement/ofac/programs/.

“Sanctioned Person” means (a) any Person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html or as otherwise published from time to time, (b) any agency, authority, or subdivision of the government of a Sanctioned Country, (c) any Person or organization controlled by a Sanctioned Country, or (d) any Person resident in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC.

“Security Agreement” means this Agreement as it relates to a security interest in the Collateral, the IP Security Agreement, and any other mortgage instrument, deed of trust, pledge agreement, life insurance assignment, security agreement, or similar agreement or instrument now or hereafter executed by any Person granting Lender a Lien in any property to secure the Obligations.

“Series A Preferred Stock” has the meaning ascribed to such term in the Charter.

“Solvent” means, as to any Person, that such Person has capital sufficient to carry on its business and transactions in which it is currently engaged and all business and transactions in which it is about to engage, is able to pay its Debts as they mature, and has assets having a value greater than its liabilities, at fair valuation.

“Stated Termination Date” means July 30, 2018.

“Subordinated Debt” means any Debt (other than trade Debt incurred in the ordinary course of business) payable by Borrower which is subordinate in right of payment and Lien priority to the Obligations and Lender’s Lien on the Collateral pursuant to a subordination agreement in form and substance satisfactory to Lender.

“Subsidiary” means, as to any Person, (a) any other Person of which more than 50% of the Equity Interests issued by such other Person are directly or indirectly owned or effectively controlled by such Person or (b) any other Person of which such Person is a general partner. Any unqualified reference to “Subsidiary” shall be deemed a reference to Borrower’s Subsidiaries (if any), unless the context requires otherwise.

“Termination Date” means the earliest to occur of (a) the Stated Termination Date, (b) the date on which Lender terminates its Commitment pursuant to Section 2.11 or Section 9.2(a) hereof; and (c) the effective date of Borrower’s notice of termination pursuant to Section 2.10 hereof.

“Term-Out Maturity Date” has the meaning set forth in Section 2.11 hereof.

“Third Party” means (a) any lessor, mortgagee, mechanic or repairman, warehouse operator, processor, packager, consignee, or other third party which may have possession of any Collateral or lienholders’ enforcement rights against any Collateral or (b) any licensor whose rights in or with respect to any intellectual property or Collateral limit or restrict or may, in Lender’s reasonable determination, limit or restrict Borrower’s or Lender’s right to sell or otherwise dispose of such Collateral.

“Third Party Agreement” means an agreement in form and substance satisfactory to Lender pursuant to which a Third Party, as applicable and as reasonably required by Lender, (i) waives or subordinates in favor of Lender any Liens such Third Party may have in and to any Collateral; (ii) grants Lender access to Collateral which may be located on such Third Party’s premises or in the custody, care, or possession of such Third Party for purposes of allowing Lender to inspect, repossess, sell, or otherwise exercise its rights under the Loan Documents with respect to such Collateral; (iii) authorizes Lender to complete the manufacture of work-in-process (if the manufacturing of such Goods requires the use or exploitation of a Third Party’s intellectual property); (iv) authorizes Lender to dispose of Collateral bearing or consisting of, in whole or in part, such Third Party’s intellectual property; (v) agrees to terms regarding Collateral held on consignment by such Third Party, or (vi) consents to Lender’s security interest in Collateral that is otherwise restricted by an anti-assignment provision, in each case containing terms reasonably acceptable to Lender and as the same may be amended, restated, supplemented, or otherwise modified from time to time.

“UCC” means the Uniform Commercial Code (or any successor statute), as adopted and in force in the State of Georgia or, when the laws of any other state govern the method or manner of the perfection or enforcement of any Lien in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such other state.

“U.S.” means the United States of America.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, as the same may be amended, restated, supplemented, or otherwise modified from time to time.

1.3. Financial Terms. All financial terms used herein shall have the meanings assigned to them under GAAP unless another meaning shall be specified. When determining the amount of any Debt for purposes of this Agreement, any election by Borrower to measure an item of Debt using fair value (as permitted by Statement of Financial Accounting Standards No. 159 or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

1.4. Rules of Construction. The terms “herein”, “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph, or subdivision. Any pronoun used shall be deemed to cover all genders. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.” The section titles, table of contents, and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to (a) statutes and related regulations shall include all related rules and implementing regulations and any amendments of same and any successor statutes, rules, and regulations; (b) any agreement, instrument, or other documents (including any of the Loan Documents) shall include any and all modifications and supplements thereto and any and all restatements, extensions, or renewals thereof to the extent such modifications, supplements, restatements, extensions, or renewals of any such documents are permitted by the terms thereof; (c) any Person (including Borrower or Lender) shall mean and include the successors and permitted assigns of such Person; (d) “Borrower” in the singular shall be deemed to be a reference to Borrower named herein and any other Person joined as a borrower hereunder at any time; (e) “applicable law” shall be deemed to include Healthcare Laws to the extent applicable in a particular context; (f) “including” and “include” shall be understood to mean “including, without limitation,” regardless of whether the “without limitation” is included in some instances and not in others (and, for purposes of each Loan Document, the parties agree that the rule of ejusdem generis shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned); or (g) the “discretion” of Lender shall mean the sole and absolute discretion of Lender, unless otherwise specified. A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing by Lender pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided in this Agreement. An Event of Default shall “continue” or be “continuing” until such Event of Default has been waived in writing by Lender. Whenever the phrase “to Borrower’s knowledge” or words of similar import relating to the knowledge or the awareness of Borrower are used in this Agreement or other Loan Documents, such phrase shall mean and refer to (i) the actual knowledge of a Key Employee of Borrower or (ii) the knowledge that a Key Employee of Borrower would have obtained after reasonable inquiry into such matters.

2.	THE CREDIT FACILITY.

2.1. The Commitment. Subject to the terms and conditions of this Agreement, Lender agrees to make Advances to Borrower from time to time during the Loan Term; provided that, immediately after each Advance is made, the aggregate principal amount of outstanding Advances shall not exceed the Commitment; provided further that each Advance shall be in the amount of $500,000 or any larger multiple of $500,000. Lender shall have no obligation to make any Advance if doing so would, after giving effect thereto, cause the Advances made to exceed the Commitment. Within the foregoing limits, Borrower may borrow Advances under this Section, repay or prepay Advances and reborrow any principal amounts under the Commitment at any time before the Termination Date. Borrower shall use the proceeds of the Advances only for its working capital, general corporate purposes, development of Borrower’s proprietary exchangeable heart valve system, closing costs in respect of Lender’s counsel’s fees up to $25,000, closing costs in respect of the Equity Raise up to $50,000, and other fees and expenses payable by Borrower pursuant to Section 10.3(a) hereof; provided that in no event shall proceeds of the Advances be used to finance (whether directly or indirectly) any Permitted Acquisitions.

2.2. The Notes.

(a) Closing Note. On the Closing Date, Borrower shall execute and deliver to Lender the Closing Note, which Closing Note, together with Lender’s records, shall evidence the Advances and interest accruing thereon.

(b) PIK Notes. Subject to the terms and conditions herein contained herein, on each Interest Payment Date, in the event Borrower elects to pay a portion of the interest due on the Notes in kind pursuant to Section 2.3(a), then Borrower will issue to Lender a PIK Note on such date, which PIK Note shall (i) be in the original principal amount of the PIK Amount then due on such date and (ii) be in the form attached hereto as Exhibit A-2 hereto and appropriately completed in conformity herewith. The failure of Borrower to execute a PIK Note shall not discharge the obligation of Borrower to pay the principal and interest due on the Notes.

2.3. Interest.

(a) Agreement to Pay Interest. Borrower shall pay interest on all unpaid principal amounts of the Notes from the respective date each Advance is made and the date of each PIK Note, as applicable, until the Loan is paid in full (whether at stated maturity, upon acceleration, or otherwise), at the rate of interest set forth herein below on each Interest Payment Date and on the Termination Date or, if applicable, the Term-Out Maturity Date. On each Interest Payment Date, interest on the principal amount of the Notes that shall have accrued and remain unpaid as of such date (for any such date, a “PIK Amount”) shall be paid by Borrower on such date either in cash or by the issuance of a PIK Note.

(b) Interest Rate: The Notes shall bear interest at a rate per annum equal to eight percent (8.00%).

(c) All interest on the Loan and on all other Obligations shall be calculated on the presumed basis of a year of 360 days, for the actual number of days elapsed.

(d) Default Rate. At Lender’s option, during the existence of any Event of Default, the principal amount of all Obligations shall bear interest at the Default Rate. In any event, the Default Rate shall automatically and without notice to Borrower apply from the time the Obligations have become due and payable under Section 9.2 (whether because of Lender’s exercising its right to accelerate the Obligations under Section 9.2 or because the Obligations have automatically become due and payable under Section 9.2) until the Obligations or any judgment thereon are paid in full.

2.4. [Reserved].

2.5. Requests for Borrowings.

(a) Making Requests for New Advances. Each request for the making of a new Advance shall be in writing, and Borrower shall submit a Notice of Borrowing therefor. Each request shall specify (i) the date for the making of the applicable Advance, which date must be a Business Day; (ii) the principal amount of the applicable Advance to be made; (iii) lawful instructions for the disbursement of the proceeds of such Advance; and (iv) such other information Lender may require from time to time.

(b) Timing and Acceptance of Requests. Requests made under this Section 2.5 are irrevocable. Requests under this Section 2.5 which Lender receives after 11:00 a.m. (Atlanta, Georgia, time) shall be deemed received on the next Business Day. Lender’s acceptance of a request for the making of a new Advance under this Section 2.5 shall be indicated by its making the Advance requested. Lender shall make such Advances in immediately available funds on the date that is three (3) Business Days after it receives or is deemed to have received the request therefor.

2.6. [Reserved].

2.7. Repayment of Loan.

(a) Repayment of Obligations Generally. Borrower shall pay all outstanding principal amounts and accrued interest under the Notes in accordance with the terms of the Notes and this Agreement.

(b) Final Repayment of Loan.

(i) All outstanding principal of the Loan shall be due and payable on the Termination Date, or if applicable, the Term-Out Maturity Date.

(ii) Interest accrued on the Loan shall be due and payable, in arrears, on the, or if applicable, the Term-Out Maturity Date.

(iii) Upon the occurrence of an Event of Default, Borrower shall thereafter (unless and until otherwise notified by Lender) promptly repay the principal amount of the Loan.

(c) Optional Prepayments of Loan. From time to time, Borrower may prepay the principal amount of the Loan, in whole or in part, on one Business Days’ written notice. Each such notice shall be irrevocable and must be in writing. Each prepayment shall be in a minimum amount of $100,000. Lender shall apply each prepayment on the Loan first to accrued but unpaid interest thereon, second to the PIK Notes, and then to installments of principal in such order as Lender shall determine in its sole discretion.

(e) Mandatory Prepayments of Loan. Borrower shall prepay the principal balance of the Loan promptly upon (i) a Change in Control or (ii) receipt of, and in an amount equal to, the Net Proceeds in excess of $100,000 received with respect to (A) any real property or Equipment, except to the extent otherwise permitted under Section 6.3(b) or Section 7.12(d), and (B) any issuance of Debt of Borrower or any of its Subsidiaries, other than Debt permitted by and set forth in Section 7.1(a) and

7.1(d) hereof. Nothing in this subsection constitutes Lender’s consent to any disposition of any Equipment or real property or issuance of Debt. Lender shall apply any payments made under this subsection to any accrued interest on the Loan and then to principal of the Loan or in such other order as Lender shall determine in its sole discretion.

2.8. Additional Payment Provisions. Borrower shall pay Lender the amount owing in respect of any Obligations under the Loan Documents on the terms set forth in the Loan Documents, or, if no date of payment is otherwise specified in the Loan Documents, ON DEMAND.

(a) Time and Location of Payment. Borrower shall make each payment of principal of and interest and other Obligations which are due and payable not later than 12:00 noon (Atlanta, Georgia, time) on the date due, without set-off, counterclaim, or other deduction, in immediately available funds to Lender at its address referred to in Section 10.4. If any payment of any Obligations shall be due on a day which is not a Business Day, such payment shall be due and payable the next Business Day, and interest shall accrue during such time.

2.9. Statement of Account. If Lender provides Borrower with a statement of account on a periodic basis, each such statement will be binding on Borrower unless, within 45 days of its receipt, Borrower objects in writing and with specificity to such statement.

2.10. Early Termination by Borrower. Borrower may terminate this Agreement before the Stated Termination Date, in whole but not in part, by giving Lender 10 days prior written notice, (a) on any date after December 31, 2012 or (b) if during the prior 30 days, (i) Lender has refused to make an Advance on the basis that it deems itself insecure under Section 4.2(f) or (ii) Lender was unable to fund a requested Advance otherwise meeting the requirements of Section 4.2; provided, however, that no termination by Borrower shall be effective until Lender shall have received indefeasible payment in full of all Obligations.

2.11. Term-Out Option by Lender. At any time after December 31, 2015, Lender may terminate its Commitment without cause, provided that it shall have given Borrower 30 days’ prior notice of such Termination Date under this Section 2.11. Upon such, the Loan shall become a term loan, which shall be due and payable in full on the date that is one year after such Termination Date (the “Term-Out Maturity Date”); it being understood that after such Termination Date, Borrower may no longer request, and Lender is no longer obligated to make, new Advances and Borrower shall no longer have the option to issue PIK Notes in lieu of cash payment for accrued interest.

If Lender exercises its option to term-out under this Section, the Loan shall be considered a term loan as of the specified Termination Date, which shall be due and payable in full on the Term-Out Maturity Date and interest shall continue to accrue on the Loan in accordance with the terms of Section 2.3. For avoidance of doubt, if Lender exercises its term-out rights under this Section, all Obligations shall be due and payable on the Term-Out Maturity Date.

3.	SECURITY AGREEMENT.

3.1. Security Interest.

(a) As security for the full and final payment and performance of the Obligations, Borrower hereby grants to Lender (for itself and its Affiliates) a continuing security interest in and to all right, title, and interest of Borrower in and to the Collateral, whether now owned or hereafter acquired by Borrower.

(b) Except as expressly required by the Security Agreements or applicable law, Lender shall have no obligation to (i) exercise any degree of care in connection with any Collateral in its possession or (ii) take any steps necessary to preserve any rights in the Collateral or to preserve any rights in the Collateral against senior or prior parties (which steps Borrower agrees to take). In any case, Lender shall be deemed to have exercised reasonable care of the Collateral if Lender takes such steps for the care and preservation of the Collateral or rights therein as Borrower reasonably requests Lender to take; provided that Lender’s omission to take any action not requested by Borrower shall not be deemed a failure to exercise reasonable care. Lender’s segregation or specific allocation of specified items of Collateral against any of Borrower’s liabilities shall not waive or affect any Lien against other items of Collateral or any of Lender’s options, powers, or rights under this Agreement or otherwise arising.

(c) Lender may at any time after the occurrence and during the continuation of an Event of Default, with or without notice to Borrower, (i) transfer any of the Collateral into the name of Lender or the name of Lender’s nominee, (ii) notify any Account Debtor or other obligor with respect to any of the Collateral to make payment of any amounts due or to become due thereon directly to Lender, and (iii) receive and direct the disposition of any proceeds of any Collateral. All proceeds of Collateral shall be applied first to interest, then to principal, or in whatever order Lender shall determine.

(d) Any term or provision of this Agreement or the other Loan Documents to the contrary notwithstanding, (i) no Account, Instrument, Chattel Paper, or other obligation or property of any kind due from, owed by, or belonging to, a Sanctioned Person or (ii) any lease under which the lessee is a Sanctioned Person shall be Collateral or shall be credited toward the payment of the Obligations.

(e) Unless otherwise expressly provided in a separate Security Document, the Collateral shall not include more than 66-2/3% of any voting Equity Interests (as contemplated in Treas. Reg. Section 1.956-2(c)(2)) issued to Borrower by any “controlled foreign corporation” (as such term is defined in Section 957 of the Internal Revenue Code).

3.2. Financing Statements; Fixture Filings; Power of Attorney. Borrower authorizes Lender to file any financing statements (and other similar filings or public records or notices relating to the perfection of Liens), fixture filings, and amendments thereto relating to the Collateral which Lender deems appropriate, in form and substance required by Lender, and to (a) describe the Collateral thereon (i) as “all personal property of the debtor,” “all assets,” or words of similar effect, if appropriate and permitted by applicable law, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or any other applicable law, or (ii) by specific collateral category and (b) include therein all other information which is required by Article 9 of the UCC or other applicable law with respect to the preparation or filing of a financing statement (or other similar filings or public records or notices relating to the perfection of Liens), fixture filing, or amendment. Borrower appoints Lender as its attorney-in-fact to perform all acts which Lender deems appropriate to perfect and to continue perfection of the Lien granted to Lender under any Security Agreement, including, without limitation, (x) the filing of financing statements (and other similar filings or public records or notices relating to the perfection of Liens), fixture filings, and amendments, (y) at any time that an Event of Default exists, the execution in Borrower’s name of any agreements providing for Control over any applicable Collateral, and (z) at any time that Event of Default exists, the endorsement, presentation, and collection on behalf of Borrower and in Borrower’s name of any Items or other documents necessary or desirable to collect any amounts which Borrower may be owed, such power of attorney being coupled with an interest and therefore irrevocable. Borrower grants Lender a non-exclusive license and right to use at any time that an Event of Default exists, without royalty or other charge, Borrower’s intellectual and other property (including, without limitation, any licensed intellectual property, unless prohibited by the enforceable terms of such license) for purposes of advertising any Collateral for sale, collecting any Accounts, disposing of or liquidating any Collateral, settling claims, or otherwise exercising any of its rights and remedies under the Loan Documents (including, without limitation, labels, patents, copyrights, trade secrets, trade names, trademarks, service marks, product line names, advertising materials, and any other property of a similar nature). Borrower’s rights under all licenses and all franchise agreements shall inure to Lender’s benefit. Borrower shall be liable for any and all reasonable and actual expense incurred in connection with Lender’s exercising its rights under this Section 3.2.

3.3. Entry. Borrower irrevocably consents to Lender or its agents entering upon any premises for the purposes of either (a) inspecting any Collateral, when a Default or Event of Default exists, or (b) taking possession of any Collateral, without breach of the peace, at any time that an Event of Default exists. Borrower waives, as to Lender and its agents, any now existing or hereafter arising claim based upon trespass or any similar cause of action for entering upon any premises where Collateral may be located.

3.4. Other Rights. Without limiting Borrower’s obligations under the Loan Documents, Borrower authorizes Lender from time to time (a) to (i) exchange, enforce, or release Collateral or any part thereof, and (ii) release or substitute any endorser or any party who has granted Lender any security interest in any property as security for the payment of the Obligations or any part thereof or any party in any way obligated to pay the Obligations or any part thereof, and (b) during the existence of any Event of Default, to direct the manner of the disposition of the Collateral and the enforcement of any endorsements or other security or Supporting Obligations relating to the Obligations or any part thereof as Lender in its sole and absolute discretion may determine.

3.5. Accounts. After the occurrence and during the continuation of any Event of Default, Lender may contact any Account Debtor (a) to ensure such Account Debtor is directing payments on Borrower’s Accounts to a lockbox, (b) to direct such Account Debtor to make payment directly to Lender, a lockbox, and (c) to notify such Account Debtor of the existence of Lender’s Liens under the Security Agreements.

3.6. Waiver of Marshaling. Borrower hereby waives any right it may have to require marshaling of its assets.

3.7. Control; Further Assurances. Borrower will, at its expense and upon Lender’s request, cooperate with Lender in (a) obtaining Control of, or Control agreements with respect to, Collateral for which Control or a Control agreement is required for perfection of Lender’s security interest under the UCC and (b) perfecting Lender’s Lien in the Collateral, including but not limited to (i) making any filings and taking steps to perfect Lender’s security interest in any Collateral that is subject to the jurisdiction of a foreign county, including but not limited to Patents and Trademarks (as each is defined in the IP Security Agreement), and (ii) obtaining Third Party Agreements as to the consent of any licensor or licensee (other than The Cleveland Clinic Foundation and Regents of the University of Colorado) to Lender’s security interest in any Patents, Trademarks or other Collateral described in this Agreement or the IP Security Agreement.

4.	CONDITIONS PRECEDENT TO EXTENSIONS OF CREDIT.

4.1. Conditions Precedent to Initial Advance. In addition to any other requirement set forth in this Agreement, Lender shall not be required to fund any Advance or make any other extensions of credit hereunder unless and until the following conditions shall have been satisfied, in the sole opinion of Lender and its counsel:

(a) Execution and Delivery of Documents. Borrower and each other party to any Loan Document, as applicable, shall have executed and delivered each of the following documents, each of which shall be in form and substance satisfactory to Lender:

(i)	This Agreement;

(ii)	The Closing Note;

(iii)	The IP Security Agreement;

(iv)	[Reserved];

(v)	All deposit account control agreements, securities account control agreements, and commodities account control agreements required by Lender;

(vi)	[Reserved];

(vii)	[Reserved];

(viii)	A complete and final payoff letter from any Lender whose outstanding Debt is to be paid in full with the proceeds of the initial Advance;

(ix)

Closing and Incumbency Certificate for Borrower which shall include, either directly or by incorporated attachments, (A) certifications as to the incumbency of Borrower’s officers, together with specimen signatures of those of those officers who will have the authority to execute documents on behalf of Borrower; (B) true and complete copies of (1) Borrower’s articles or certificate of incorporation, organization, or formation; (2) Borrower’s bylaws, operating agreement, partnership agreement or other constitutional documents; and (3) resolutions of the appropriate governing body or board authorizing the transaction contemplated herein; and (C) certifications as to such other matters as Lender may require;

(x)	The legal opinion of Borrower’s legal counsel addressed to Lender, which is reasonably satisfactory in both form and substance to Lender in Lender’s sole discretion;

(xi)

The original Life Insurance Policy and fully executed collateral assignment thereof, in form and substance satisfactory to Lender and acknowledged in writing by the issuer of the Life Insurance Policy;

(xii)	the First Rights Agreement; and

(xiii)	All additional opinions, documents, certificates, and other assurances that Lender or its counsel may reasonably require.

(b) Supporting Documents and Other Conditions. Borrower shall cause to be delivered to Lender the following documents (each of which must be in form and substance satisfactory to Lender) and shall satisfy the following conditions:

(i)

Good standing certificates (or certificates of similar import and substance) for Borrower from the state or other jurisdiction in which Borrower was incorporated, organized, or formed and from each state or other jurisdiction in which Borrower is authorized to do business, each of which shall be certified by the appropriate official of each such jurisdiction;

(ii)	UCC searches and other Lien searches showing no existing security interests in or Liens on the Collateral (other than Permitted Liens acceptable to Lender);

(iii)

Certificates of, evidence of, copies of all policies of, and other documents regarding the insurance required by Section 6.3, together with a lender’s loss payable endorsement as required by Section 6.3;

(iv)

UCC financing statements (and other similar filings or public records or notices relating to the perfection of Liens) and, if applicable, certificates of title covering the Collateral shall duly have been recorded or filed in the manner and places required by law to establish, preserve, protect, and perfect the interests and rights created or intended to be created by the Security Agreements, and all taxes, fees, and other charges in connection with the execution, delivery, and filing of the Security Agreements and the financing statements (and any other similar filings or public records or notices relating to the perfection of Liens) shall have been paid;

(v)	All collateral and field exams required by Lender shall have been completed;

(vi)	[Reserved];

(vii)

Satisfactory evidence of payment of all fees due and reimbursement of all costs incurred by Lender, and evidence of payment to other parties of all fees or costs which Borrower is required under the Loan Documents to pay by the date of the initial Loan;

(viii)	There shall be no litigation in which Borrower is a party defendant, which Lender determines may have a Material Adverse Effect; and

(ix)

Lender shall have received Borrower’s financial statements for the Fiscal Year ending on or about December 31, 2010 and for the Fiscal Quarter ending on or about March 31, 2011, together with such other financial reports and information concerning such Persons as Lender shall request.

4.2. Conditions Precedent to Each Advance. In addition to any other requirements set forth in this Agreement, Lender shall not be required to fund any Advance (including those made on the Closing Date) unless and until each of the following conditions shall have been satisfied, in Lender’s sole opinion, and each request for an Advance shall be deemed to be a representation that all such conditions have been satisfied:

(a) Notice of Borrowing. Borrower shall have delivered to Lender a Notice of Borrowing, together with, in each case, such other information Lender may request;

(b) No Default. No Default or Event of Default shall have occurred and be continuing or would result from the making or issuance of the requested Advance;

(c) Correctness of Representations. All representations and warranties made to Lender by Borrower in any Loan Document or otherwise in writing shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of date of the requested Advance;

(d) No Material Adverse Effect. There shall have been no change which could have a Material Adverse Effect on Borrower since the date of the most recent financial statements of such Person delivered to Lender from time to time;

(e) Further Assurances. Borrower shall have delivered such further documentation or assurances as Lender may reasonably require; and

(f) No Deemed Insecurity. Lender shall not deem itself insecure with Borrower.

5.	REPRESENTATIONS AND WARRANTIES.

To induce Lender to enter into this Agreement and to make the Advances or extend credit as provided for herein, Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of the Loan Documents. Unless otherwise specified, such representations and warranties shall be deemed made as of the date hereof and as of the date of each request for an Advance or extension of credit hereunder:

5.1. Valid Existence and Power. Borrower is a corporation, limited liability company, or limited partnership, as applicable, duly incorporated, organized, or formed, validly existing, and in good standing under the laws of Delaware, the jurisdiction of its incorporation, organization, or formation and is duly qualified or licensed to transact business in all places where the failure to be so qualified could reasonably be likely to have a Material Adverse Effect. Each of Borrower and each other Person which is a party to any Loan Document (other than Lender) has the power to make and perform the Loan Documents executed by it and all Loan Documents will constitute the legal, valid, and binding obligations of such Person, enforceable in accordance with their respective terms, subject only to bankruptcy and similar laws affecting creditors’ rights generally.

5.2. Authority. The execution, delivery, and performance thereof by Borrower and each other Person (other than Lender) executing any Loan Document have been duly authorized by all necessary actions of such Person, and do not and will not violate any provision of law or regulation, or any writ, order, or decree of any Governmental Entity or any provision of the governing instruments of such Person, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Person pursuant to, any law, regulation, instrument, or agreement to which any such Person is a party or by which any such Person or its respective properties may be subject, bound, or affected.

5.3. Financial Condition. Other than as disclosed in financial statements delivered to Lender on or before the Closing Date or on Schedule 5.3, attached hereto and made a part hereof, Borrower has no material direct or contingent obligations or liabilities or any material unrealized or anticipated losses from any commitments of such Person. As of the Closing Date, all material operating and capital leases under which Borrower is lessee are disclosed in the financial statements delivered to Lender on or before the Closing Date or on Schedule 5.3. All financial statements from time to time delivered to Lender by

Borrower shall have been prepared in accordance with GAAP and fairly present the financial condition of such Person as of the date thereof. Since the date of the most recent financial statements delivered to Lender, no event has occurred that has resulted in or could reasonably be expected to result in a Material Adverse Effect. Borrower is Solvent and, after consummation of the transactions set forth in this Agreement and the other Loan Documents, will be Solvent.

5.4. Litigation. Except as disclosed on Schedule 5.4, attached hereto and made a part hereof, there are no suits, claims, investigations or proceedings pending or, to Borrower’s knowledge, threatened by or before any Governmental Entity against or affecting Borrower, any Key Employee, or its assets, which if adversely determined could reasonably be expected to have a Material Adverse Effect.

5.5. Agreements, Etc. Borrower is not a party to any agreement or instrument or subject to any order or decree of any Governmental Entity or any charter or other corporate restriction, materially adversely affecting its business, assets, operations, or condition (financial or otherwise), nor is Borrower in default in the performance, observance, or fulfillment of any of the obligations, covenants, or conditions contained in any Material Agreement to which it is a party, or any law, regulation, decree, order, or the like to which it is subject.

5.6. Authorizations. All authorizations, consents, permits, approvals, and licenses required under applicable law for the ownership or operation of the property owned or operated by Borrower or for the conduct of any business in which it is engaged have been duly issued and are in full force and effect, and it is not in default, nor has any event occurred which with the passage of time or the giving of notice, or both, would constitute a default, under any of the terms or provisions of any part thereof, or under any order, decree, ruling, regulation, closing agreement or other decision or instrument of any Governmental Entity having jurisdiction over such Person, which default would have a Material Adverse Effect on such Person. Except as noted herein, no approval, consent or authorization of, or filing or registration with, any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of any Loan Document.

5.7. Title. Borrower has good title to all of the assets shown in its financial statements free and clear of all Liens, except Permitted Liens. Borrower alone has full ownership rights in all Collateral.

5.8. Collateral.

(a) The security interests granted to Lender herein and pursuant to any other Security Agreement (i) constitute and, as to subsequently acquired property included in the Collateral covered by the Security Agreement, will constitute, security interests under the UCC entitled to all of the rights, benefits, and, if perfected, priorities provided by the UCC and (ii) are and, as to such subsequently acquired Collateral, will be fully perfected, superior, and prior to the rights of all third persons, now existing or hereafter arising, upon the filing of a UCC-1 financing statement (with respect to all Collateral which may be perfected by the filing of a UCC-1 financing statement) other than Permitted Liens. All of the Collateral is intended for use solely in Borrower’s business.

(b) Schedule 5.8(b) sets forth all of Borrower’s insurance policies in effect as of the Closing Date and sets forth as to each such policy (as applicable) the type of insurance provided by such policy, the underwriter thereof, the maximum coverage provided thereunder and the deductible applicable thereto. Each of such policies is currently in effect and all premiums thereon have been paid to date.

(c) All patents, patent applications, copyrights, servicemarks, trademarks, tradenames, trade dresses, brand names, and domain names which are material to the operation of Borrower’s business currently conducted are shown in Schedule 5.8(c) hereto.

5.9. Jurisdiction of Organization; Location. The jurisdiction in which Borrower is organized, the chief executive office of Borrower, the office where Borrower’s books and records are located, all of Borrower’s other places of business, and any other places where any Collateral (other than Inventory in-transit) is kept, are all correctly and completely indicated on Schedule 5.9 hereto. No Collateral is attached or affixed to any real property so as to be classified as a Fixture unless Lender has otherwise agreed in writing. Borrower has not changed it legal status or the jurisdiction in which it is organized or moved its chief executive office within the 5 years preceding the Closing Date.

5.10. Taxes. Borrower has filed all Federal and state income and other tax returns which are required to be filed, and have paid all taxes as shown on said returns and all taxes, including withholding, FICA, and ad valorem taxes, shown on all assessments received by it to the extent that such taxes have become due. Borrower, is not subject to any Federal, state, or local tax Liens nor has Borrower received any notice of deficiency or other official notice to pay any taxes. Borrower has paid all sales and excise taxes payable by it.

5.11. Labor Law Matters.

(a) No goods or services have been or will be produced by Borrower in violation of any applicable labor laws or regulations or any collective bargaining agreement or other labor agreements or in violation of any minimum wage, wage-and-hour or other similar laws or regulations.

(b) Except as set forth on Schedule 5.11 hereto, no Borrower is not party to or bound by any collective bargaining agreement, management agreement, or consulting agreement. There are no material grievances, disputes, or controversies with any union or other organization of any Borrower’s or Subsidiary’s employees, or, to Borrower’s knowledge, any asserted or threatened strikes, work stoppages, or demands for collective bargaining.

5.12. Real Property. Borrower does not own any real property, whether by virtue of fee simple title or ground lease.

5.13. Judgment Liens. Neither Borrower nor any of its assets is subject to any unpaid judgments (whether or not stayed) or any judgment Liens in any jurisdiction, in each case, (a) which were not disclosed to Lender in writing on or before the Closing Date or (b) of which Borrower has not given notice to Lender in accordance with Section 6.4.

5.14. Investment Property, Instruments, and Chattel Paper. Borrower has no Investment Property, Instruments or Chattel Paper other than as set forth on Schedule 5.14 hereto. Schedule 5.14 accurately sets forth each item of Investment Property owned by Borrower (including, where applicable, the account number and the name and address of each securities and commodity intermediary where such Investment Property may be maintained and, in the case of securities, the name and address of the securities issuer, the type of equity interest evidenced by such securities, whether such securities are certificated or uncertificated, and, if certificated, the certificate number and number of shares or other equity interests evidenced by such certificates). For purposes of clarification, the term “Investment Property” includes, but is not limited to, stock or shares and limited partner, general partner, or limited liability company interests in any of Borrower’s direct subsidiaries. Schedule 5.14 also accurately sets forth (a) all promissory notes, evidences of indebtedness, and other instruments in favor of Borrower (excluding checks and other drafts received in the ordinary course of Borrower’s business for immediate collection); and (b) all leases of equipment by Borrower to any other Person, security agreements in favor of Borrower or to which Borrower is the secured party, and other chattel paper owned by Borrower. Borrower has no Subsidiaries.

5.15. Deposit Accounts. Borrower has no Deposit Accounts other than (a) on the Closing Date, those listed in Schedule 5.15 hereto and (b) after the Closing Date, those permitted by Section 7.14.

5.16. Environmental. Except as disclosed on Schedule 5.16, attached hereto and made a part hereof, and except for ordinary and customary amounts of solvents, cleaners and similar materials used in the ordinary course of Borrower’s business and in compliance with all Environmental Laws, none of Borrower or, to Borrower’s knowledge, any current or previous owner or operator of any real property currently owned or operated by Borrower has generated, stored, or disposed of any Regulated Material on any portion of such property, or transferred any Regulated Material from such property to any other location in violation of any applicable Environmental Laws. Except as disclosed on Schedule 5.16, no Person (other than Borrower) has generated, stored or disposed of any Regulated Material on any portion of the real property currently owned or operated by Borrower, and, except for ordinary and customary amounts of solvents, cleaners and similar materials used in the ordinary course of Borrower’s business and in compliance with all Environmental Laws, no Regulated Material is now located on such property. Except as disclosed on Schedule 5.16, Borrower is in compliance with all applicable Environmental Laws and has not been notified of any action, suit, proceeding, or investigation which calls into question compliance by Borrower with any Environmental Laws or which seeks to suspend, revoke or terminate any license, permit, or approval necessary for the generation, handling, storage, treatment, or disposal of any Regulated Material.

5.17. ERISA. If requested by Lender, Borrower has furnished to Lender true and complete copies of the latest annual report required to be filed pursuant to Section 104 of ERISA, with respect to each Plan, and no ERISA Termination Event with respect to any Plan has occurred and is continuing. Borrower has no unfunded liability with respect to any such Plan.

5.18. Investment Company Act. Borrower is not an “investment company” as defined in the Investment Company Act of 1940, as amended.

5.19. Material Agreements. Schedule 5.19 hereto accurately sets forth a list of all Material Agreements, along with the effective date of such agreements, the name and address of all other parties to such contracts, and a brief description of the subject matter of such contracts. Promptly upon request, Borrower will provide Lender a copy of each such Material Agreement.

5.20. Sanctioned Persons; Sanctioned Countries. Borrower (a) is not a Sanctioned Person and (b) does not do business in a Sanctioned Country or with a Sanctioned Person in violation of the economic sanctions of the United States administered by OFAC. Borrower will not use the proceeds of any extension of credit hereunder to fund any operation in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Country.

5.21. Compliance with Covenants; No Default. Borrower is, and upon the making of the initial extensions of credit on the Closing Date will be, in compliance with all of the covenants hereof. No Default is in existence, and the execution, delivery, and performance of the Loan Documents and the making of the initial extensions of credit on the Closing Date will not cause a Default.

5.22. Full Disclosure. Borrower has disclosed to Lender each fact and circumstance which Borrower knows and which, by itself or together with any other fact disclosed or undisclosed, could reasonably be expected to have Material Adverse Effect. No Loan Document or any other agreement, document, certificate, or statement delivered by Borrower to Lender contains any untrue statement of a material fact or omits to state any material fact which is known or which should be known by such Person necessary to keep the other statements from being misleading.

5.23. Key Employees. Each Key Employee that continues to be employed by Borrower is working full-time in his or her activities for Borrower and has no other professional activities, contractual obligations or judgments which might materially interfere with or adversely affect the fulfillment of his or her full-time obligations to Borrower.

5.24. Operating and Capital Leases. Schedule 5.24, attached hereto and made a part hereof, sets forth (a) each operating and capital lease to which Borrower is a party as a lessee and which requires aggregate rentals of greater than $10,000 per year; (b) the name of the lessor, and (c) a summary of the payment terms thereof, and (d) a brief description of the property leased thereunder.

6.	AFFIRMATIVE COVENANTS OF BORROWER.

Borrower covenants and agrees that from the date hereof until the full and final payment and performance of the Obligations and the termination of this Agreement, Borrower:

6.1. Use of Loan Proceeds. Shall use the proceeds of the Loan only in accordance with the uses permitted by Section 2.1.

6.2. Maintenance of Business and Properties. Shall at all times (a) (i) maintain, preserve, and protect all Collateral and the remainder of its property used or useful in the conduct of its business, (ii) keep the same in good repair, working order, and condition, and (iii) make, or cause to be made, all material, needful and proper repairs, renewals, replacements, betterments, and improvements thereto so that the business carried on in connection therewith may be conducted properly and in accordance with standards generally accepted in businesses of a similar type and size and (b) maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

6.3. Insurance.

(a) Shall (i) maintain such liability insurance, workers’ compensation insurance, business interruption insurance, and casualty insurance in amounts equal to the greater of (1) such amounts that may be required by law and (2) such amounts that are customary and usual for prudent businesses in its industry and (ii) insure and keep insured all Collateral and other properties with insurance companies reasonably acceptable to Lender. All property, casualty, and hazard insurance policies covering any Collateral shall be in amounts reasonably acceptable to Lender, shall name and directly insure Lender pursuant to one or more lender loss payable endorsements acceptable to Lender, and shall not be terminable except upon 30 days’ written notice to Lender. All policies of liability insurance shall be in amounts acceptable to Lender and shall name Lender as an additional insured thereunder pursuant to one or more endorsements in form and substance satisfactory to Lender. On or before the Closing Date and thereafter on an annual basis (or at such other more frequent intervals as Lender may reasonably request from time to time), Borrower shall furnish Lender copies of all such policies (or summaries thereof, if requested by Lender) and evidence of insurance in the form of an Acord Form 27 with respect to casualty and property insurance and an Acord Form 25 with respect to liability insurance.

(b) If any of Borrower’s real property or Equipment suffers a casualty or is condemned by a Governmental Entity (each, a “Loss”), all Net Proceeds of such Loss in excess of $100,000 shall be paid over to Lender for application to the Obligations, unless Lender otherwise agrees in writing. If Lender does otherwise agree in writing, Borrower may apply the Net Proceeds of any such casualty or condemnation to the repair, restoration, or replacement of the assets suffering such Loss, so long as (i) such repair, restoration, or replacement is completed within 180 days after the date of such Loss (or such longer period of time agreed to in writing by Lender), (ii) while such repair, restoration, or replacement is underway, all of such Net Proceeds are on deposit with Lender in a separate Deposit Account over which Lender has exclusive Control, and (iii) such Loss did not cause an Event of Default. If an Event of Default occurs pursuant to which Lender exercises its rights to accelerate the Obligations as provided in Section 9.2 or the Obligations are automatically accelerated or such repair, restoration, or replacement is not completed within 180 days of the date of such Loss (or such longer period of time agreed to in writing by Lender), Lender may immediately and without notice to any Person apply all of such Net Proceeds to the Obligations, regardless of any other prior agreement regarding the disposition of such Net Proceeds.

(c) Shall pay all premiums when due and perform all other acts required under the Life Insurance Policy in order to maintain such Life Insurance Policy in full force and effect at all times.

6.4. Certain Notices. Shall provide Lender immediate notice of (a) the occurrence of a Default and what action (if any) Borrower is taking to correct the same; (b) any litigation involving an amount at issue in excess of $100,000 or changes in existing litigation or any judgment against it or its assets in excess of $100,000; (c) any damage or loss to property in excess of $100,000; (d) any notice from taxing authorities as to claimed deficiencies or any tax lien or any notice relating to alleged ERISA violations; (e) any Reportable Event, as defined in ERISA; (f) any development (alone or with other factors) that has or could reasonably be expected to have a Material Adverse Effect; and (g) any acceleration of the maturity of any Debt in excess of $50,000 or the occurrence or existence of any event or circumstances which gives the holder of such Debt the right to accelerate.

6.5. Inspections of Books and Records and Field Examinations; Appraisals; Physical Inventories. Shall permit Lender and its agents to conduct inspections, verifications (of accounts and otherwise), appraisals, and field examinations of the Collateral and such Person’s other property and books and records during normal business hours at such times and with such frequency as Lender may request from time to time, with (a) when no Default or Event of Default is in existence, reasonable notice thereof and (b) when any Default or Event of Default is in existence, no notice thereof. Borrower shall pay the cost of such inspections, verifications, appraisals, and field examinations when a Default or Event of Default shall exist.

6.6. Financial Information and Other Reports. Shall maintain books and records in accordance with GAAP and shall furnish to Lender the following periodic financial information:

(a) Monthly Statements: Within 15 days after the end of each calendar month, a consolidated balance sheet of Borrower and its Subsidiaries at the end of that period and a consolidated income statement and statement of cash flows for such period (and for the portion of the Fiscal Year ending with such period), together with all supporting schedules, setting forth in comparative form the figures for the same period of the preceding Fiscal Year. The foregoing statements and reports shall be certified by Borrower’s chief financial officer as true and correct and fairly representing the financial condition of Borrower and its Subsidiaries and that such statements are prepared in accordance with GAAP, except without footnotes and subject to normal year-end audit adjustments.

(b) Quarterly Statements. Within 45 days after the end of each Fiscal Quarter, a consolidated balance sheet of Borrower and its Subsidiaries at the end of that period and a consolidated income statement and statement of cash flows for such period (and for the portion of the Fiscal Year ending with such period), together with all supporting schedules, setting forth in comparative form the figures for the same period of the preceding Fiscal Year. The foregoing statements and reports shall be certified by Borrower’s chief financial officer as true and correct and fairly representing the financial condition of Borrower and its Subsidiaries and that such statements are prepared in accordance with GAAP, except without footnotes and subject to normal year-end audit adjustments.

(c) Annual Statements. Within 120 days after the end of each Fiscal Year, a detailed audited financial report of Borrower and its Subsidiaries containing a consolidated balance sheet at the end of such period and a consolidated income statement and statement of cash flows for such period, setting forth in comparative form the figures for the preceding Fiscal Year, together with all supporting schedules and footnotes, and containing an unqualified audit opinion of independent certified public accountants acceptable to Lender that the financial statements were prepared in accordance with GAAP.

(d) Compliance and No Default Certificate. Together with each report required by subsections (b) and (c) above, a compliance certificate in the form of Exhibit C, attached hereto and made a part hereof, and a certificate of Borrower’s president or chief financial officer certifying that no Default then exists or, if a Default exists, the nature and duration thereof and Borrower’s intention with respect thereto. Borrower shall also cause Borrower’s independent auditor (if applicable) to submit to Lender, together with its audit report, a statement that, in the course of conducting such audit, it discovered no circumstances which it believes would result in a Default or, if it discovered any such circumstances, the nature and duration thereof.

(e) Auditor’s Management Letters. If available, together with the next quarterly financial reports required by subsection (b) above, copies of each report submitted to Borrower by independent public accountants in connection with any annual, interim, or special audit made by them of Borrower’s books including, without limitation, each report submitted to Borrower concerning its accounting practices and systems and any final comment letter submitted by such accountants to management in connection with Borrower’s annual audit.

(f) [Reserved].

(g) [Reserved].

(h) [Reserved].

(i) Projections. Beginning with Fiscal Year 2013, within 45 days following the commencement of each Fiscal Year, Projections for such Fiscal Year.

(j) Other Information. Such other information reasonably requested by Lender from time to time concerning the business, properties, or financial condition of Borrower and its Subsidiaries.

(k) Updated IP Security Agreement Schedules. Together with each of the quarterly financial reports required by subsection (b) above, a certificate of Borrower setting forth any changes to the schedules to the IP Security Agreement.

6.7. Maintenance of Existence and Rights. Shall preserve and maintain its legal existence, authorities to transact business, rights and franchises, trade names, patents, trademarks, and permits to the extent that the failure to do so in any instance would have a Material Adverse Effect.

6.8. Payment of Taxes, Etc. Shall pay before delinquent all of its Debts and taxes.

6.9. [Reserved].

6.10. Compliance; Hazardous Materials. Shall comply with all laws, regulations, ordinances, and other legal requirements, including, without limitation, ERISA, all securities laws, and all laws relating to hazardous materials and the environment. Unless approved in writing by Lender, neither Borrower nor any Subsidiary shall engage in the storage, manufacture, disposition, processing, handling, use, or transportation of Regulated Materials not in compliance with Environmental Laws or that is outside the ordinary course of such party’s business. Borrower shall promptly report to Lender any notices of any violations of such laws or regulations received from any Governmental Entity, along with Borrower’s proposed corrective action as to such violation.

6.11. Further Assurances. Shall (a) promptly execute and deliver to the Lender, or cause to be executed and delivered to the Lender, all such further documents, agreements, and instruments, and (b) take such further action, in each case in compliance with or for the accomplishment of the covenants and agreements of Borrower in this Agreement and the other Loan Documents, all as may be necessary or appropriate in connection herewith or therewith and as may be reasonably requested by Lender.

6.12. Covenants Regarding Collateral.

(a) Shall use the Collateral only in the ordinary course of its business and will not permit the Collateral to be used in violation of any applicable law or policy of insurance;

(b) Unless Lender shall have otherwise consented to in writing, shall defend the Collateral against all claims and demands of all Persons, except for Permitted Liens;

(c) Shall obtain and deliver to Lender such Third Party Agreements as Lender may reasonably request from time to time (with it being understood that the failure for whatever reason to obtain any such Third Party Agreements shall not in any way limit Lender’s right to institute reserves in its sole and absolute discretion);

(d) Shall promptly deliver to Lender all Items, Instruments, Chattel Paper, Investment Property in the form of certificated securities, and, if requested by Lender, Documents which constitute Collateral, in each case appropriately indorsed to Lender’s order;

(e) Shall not create any Electronic Chattel Paper without first granting Lender Control thereof pursuant to such measures as Lender shall request;

(f) Shall promptly notify Lender of any patents, trademarks, or copyrights to which Borrower or a Subsidiary acquires title or rights after the Closing Date and any license agreements entered into after the Closing Date by Borrower or any Subsidiary authorizing Borrower or such Subsidiary to use any third party’s patents, trademarks, or copyrights;

(g) Shall give Lender at least 30 days written notice before using any trade, assumed, or fictitious name not already disclosed in Schedule 5.8(c) hereto or in the IP Security Agreement and shall use all trade, assumed, or fictitious names in accordance with all applicable laws;

(h) Shall promptly notify Lender of the existence of any Commercial Tort Claims which arise after the Closing Date and shall provide Lender with such information, and otherwise take such action with respect to such Commercial Tort Claims, as is reasonably necessary for Lender to perfect its security interest thereon;

(i) Within three Business Days after Lender’s request made during the existence of an Event of Default, shall deliver to Lender the original certificates of title in its possession or similar title documents in its possession for all of such Person’s owned vehicles and Equipment which are subject to certificate of title or similar statutes (as contemplated in Section 9-311 of the UCC) and take such further actions from time to time as Lender requests for purposes of perfecting Lender’s security interest in and to such vehicles and Equipment; and

(j) Promptly upon request, shall provide Lender, to the extent applicable, (a) copies of all agreements and certificates evidencing Investment Property and all original certificated securities in respect thereof; (b) all promissory notes, evidences of indebtedness, and other instruments in favor of Borrower (excluding checks and other drafts received in the ordinary course of Borrower’s business for immediate collection); and (c) all leases of equipment by Borrower to any other Person, security agreements in favor of Borrower or to which Borrower is the secured party, and other chattel paper owned by Borrower; provided, however, promptly upon request, Borrower will provide Lender, to the extent applicable, the originals of all of the foregoing.

6.13. Post–Closing Obligations.

(a) No later than December 31, 2011, Borrower shall deliver to Lender a fully executed Landlord Agreement, in form and substance satisfactory to Lender, from the owner/lessor of Borrower’s leased business premises located at (a) 12635 Montview Blvd., Aurora, Colorado, 80045 or (b) if Borrower shall have relocated its chief executive office after the Closing Date, 6080 Greenwood Plaza Blvd., Unit B, Greenwood Village, Colorado 80301.

(b) No later than the date that is 60 days after the Closing Date, Borrower shall deliver or cause to be delivered to Lender (a) a deposit account control agreement in form and substance satisfactory to Lender fully executed by and among Lender, Borrower and KeyBank National Association or such other bank or other financial institution at which any deposit accounts or Investment Property accounts are held and (b) a legal opinion in form and substance acceptable to Lender from Borrower’s counsel, opining to such matters as Lender may request in respect of such control agreement, including but not limited to the corporate authority for and enforceability of such control agreement and the creation and perfection of Lender’s security interest in the accounts set forth therein.

(c) No later than the date that is 30 days after the Closing Date, Borrower shall deliver or cause to be delivered to Lender fully executed loss payee and additional insured endorsements as required by Section 6.3(a) hereof.

6.14. Most Favored Lender Status. Except in connection with the purchase or lease of equipment, Borrower will not enter into, amend or modify any document evidencing or governing Debt that contains, or is amended and modified to contain, one or more additional covenants or additional defaults that are more restrictive on Borrower than those contained herein, unless, in each case, Borrower contemporaneously executes an amendment to this Agreement, in form and substance satisfactory to Lender, to include such additional covenants or additional defaults herein; provided, that to the extent that Borrower shall enter into, assume or otherwise become bound by or obligated under such amendment or agreement containing one or more additional covenants or additional defaults without amending this Agreement to include such additional covenants or additional defaults, the terms of this Agreement shall nonetheless, without any further action on the part of Borrower or Lender, be deemed or amended automatically to include each additional covenant and each additional default contained in such amendment or agreement.

7.	NEGATIVE COVENANTS OF BORROWER.

Borrower covenants and agrees that from the date hereof and until the full and final payment and performance of all Obligations and the termination of this Agreement, unless it shall have received prior written consent from Lender, Borrower:

7.1. Debt. Shall not create or permit to exist any Debt, including any guaranties or other contingent obligations, except the following (“Permitted Debt”):

(a) The Obligations;

(b) Endorsement of Items for collection in the ordinary course of business;

(c) Debts (other than in respect of Hedge Agreements) which are payable to suppliers and other trade creditors and were incurred in the ordinary course of business, on ordinary and customary trade terms;

(d) Purchase money Debt (which, for the avoidance of doubt, shall not include accounts payable or Debt in respect of Hedge Agreements) incurred to purchase Equipment; provided that the amount of such Debt shall not at any time (i) exceed the purchase price of the Equipment purchased or (ii) exceed $250,000 in aggregate principal amount at any time outstanding for Borrower and its Subsidiaries;

(e) Subordinated Debt in an aggregate principal amount at any time outstanding for Borrower and its Subsidiaries not to exceed $250,000;

(f) Debt listed in Schedule 7.1, attached hereto and made a part hereof, to the extent such Debt exists as of the Closing Date, is not in respect of Hedge Agreements, and is not otherwise permitted by this Section 7.1, together with any Debt (other than in respect of Hedge Agreements) incurred in any refinancing or renewal thereof (each, a “Refinancing”), so long as the principal amount of such Refinancing is not greater than the existing principal amount of such Debt, the effective, all-in rate of interest rate to such Refinancing (including any applicable margin or spread thereto) is no greater than the effective, all-in rate of interest applicable to such Debt, the principal amount of such Refinancing does not amortize more quickly than the amortization applicable to such Debt, the maturity date of such Refinancing is no sooner than 180 days after the date specified in clause (a) of the definition of “Termination Date,” and the covenants, representations, warranties, and events of default related to such Refinancing are no more rigorous or onerous as to Borrower than those existing in connection with such Debt;

(g) [Reserved];

(h) Any Debt (other than in respect of Hedge Agreements) secured by a Lien of the type described in Subsections 7.2(i) or (j), the principal amount of which, together with the principal amount of Debt permitted pursuant to Section 7.1(d), shall not exceed $50,000.

7.2. Liens. Shall not create or permit or suffer to exist any Liens on any of its property except the following (“Permitted Liens”):

(a) Liens securing the Obligations;

(b) Liens for taxes, assessments, and charges or levies instituted or levied by any Governmental Entity (but not including any Lien imposed pursuant to ERISA or any Environmental Law) which are not yet due and payable;

(c) The claims of Third Parties arising out of operation of law so long as the obligations secured thereby are not past due;

(d) Liens existing in respect of deposits or pledges made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, social security, and similar laws;

(e) Judgment and other similar non-tax Liens arising in connection with court proceedings, but only to the extent and for so long as (i) the execution or enforcement of such Liens is and continues to be effectively stayed and bonded on appeal, and (ii) such Liens do not, in the aggregate, materially detract from the value of the assets of the Person whose assets are subject to such Lien or materially impair the use thereof in the operation of such Person’s business;

(f) Liens securing purchase money Debt permitted under Section 7.1(d) incurred solely to purchase Equipment, but only to the extent such Liens attach only to the Equipment purchased and secure no more than the purchase price therefor;

(g) Liens in favor of a consignor of Goods consigned to Borrower (as consignee), but only to the extent such Lien arises on account of Section 9-103(d) of the UCC;

(h) Liens listed in Schedule 7.2, attached hereto and made a part hereof, to the extent such Liens exist as of the Closing Date and are not otherwise permitted by this Section 7.2;

(i) Liens existing on any specific fixed asset of any Person at the time such Person becomes a Subsidiary or is merged or consolidated with Borrower in connection with a Permitted Acquisition, so long as such Lien is not created in contemplation of such event; or

(j) Liens arising in connection with the Equity Raise.

7.3. Restricted Payments; Payments on Subordinated Debt.

(a) Shall not make any Restricted Payment; provided that, Borrower may purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of Borrower other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock as expressly authorized by the Charter, (ii) dividends or other distributions payable on the Common Stock (as defined in the Charter) solely in the form of additional shares of Common Stock and (iii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for Borrower or any Subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value thereof.

(b) Borrower may make regularly scheduled payments of principal and interest on Subordinated Debt, but only to the extent each such payment is expressly permitted under the terms of the subordination agreement related thereto.

7.4. Loans and Other Investments. With respect to any Person, shall not (a) make or permit to exist any advances or loans to such Person which, when aggregated with all outstanding advances and loans of Borrower to all Persons at such time, would exceed $100,000, (b) guarantee or become contingently liable, directly or indirectly, in connection with the obligations, leases, Equity Interests, or dividends or distributions of such Person, (c) own, purchase, or make any commitment to purchase any Equity Interests, bonds, notes, debentures, or other securities of, or any interest in such Person, or (d) make any capital contributions to such Person (all of which are sometimes collectively referred to herein as “Investments”), except for (i) purchases of direct obligations of the Federal Government; (ii) deposits in commercial banks; (iii) commercial paper of any U.S. corporation having investment quality ratings then given by the Moody’s Investors Services, Inc. or Standard & Poor’s Corporation; (iv) existing investments in Subsidiaries; (v) endorsement of negotiable Instruments for collection in the ordinary course of business; (vi) advances to employees for business travel and other expenses incurred in the ordinary course of business which do not at any time exceed in the aggregate $50,000; and (vii) Permitted Acquisitions.

7.5. [Reserved].

7.6. Transactions with Affiliates. Shall not, in the ordinary course of business or otherwise, (a) directly or indirectly purchase, acquire, lease, or license any property from any Affiliate, (b) sell, transfer, lease, or license any property to any Affiliate, (c) pay any management, consulting, or similar fees to any Affiliate (it being understood that this limitation shall not affect compensation paid in the ordinary course of business to officers or employees who are Affiliates), or (d) otherwise deal with any Affiliate, other than (i) where such Affiliate is a Subsidiary, (ii) transactions described on Schedule 7.6, attached hereto and made a part hereof, and (iii) transactions on arms’-length terms which are no less favorable to Borrower or such Subsidiary than would exist if the parties thereto were not Affiliates and for which Lender has received prior notice.

7.7. No Change in Name, Offices, or Jurisdiction of Organization; Trade Names; Removal of Collateral. Shall not (a) change its legal name or the jurisdiction in which it is organized, (b) conduct business under any trade name, assumed name, or fictitious name which is not listed in on Schedule 5.8(c) hereto or in the IP Security Agreement, (c) unless it shall have given 30 days advance written notice thereof to Lender, change the location of its chief executive office or other office where books or records are kept, (d) locate its chief executive office or keep its books and records in any jurisdiction other than in a state within the United States of America or the District of Columbia, (e) amend, restate, or modify its Charter in any manner which would be contrary to the terms and conditions of this Agreement or the other Loan Documents or in any manner which could reasonably be expected to have a Material Adverse Effect, other than in respect of the Excluded Loans (as defined in the Charter as in effect on the date hereof without giving effect to any amendments to such definition), or (f) permit any Inventory or other tangible Collateral (other than Inventory in-transit) to be located at any location other than a Permitted Location.

7.8. No Sale, Leaseback. Shall not enter into any sale-and-leaseback or similar transaction.

7.9. Margin Stock. Shall not use any proceeds of the Loan to purchase or carry any margin stock (within the meaning of Regulation U of the Board of Governors of Federal Reserve System) or extend credit to others for the purpose of purchasing or carrying any margin stock.

7.10. Tangible Collateral. Shall not, except to the extent otherwise permitted herein or as otherwise permitted by Lender in writing, (a) allow any Collateral to be commingled with, or become an Accession to or part of, any property of any other Person or (b) allow any Collateral to become a Fixture.

7.11. Subsidiaries. Shall not, except to the extent consented to by Lender in writing (such consent not to be unreasonably withheld), (a) acquire or form any Subsidiary outside the U.S. except in connection with Permitted Acquisitions, (b) cause or permit any Subsidiary to dissolve, voluntarily or involuntarily if such dissolution would have a Material Adverse Effect, or (c) permit any Subsidiary to issue any Equity Interests except to Borrower that would cause Borrower to own less than 51% of such Subsidiary after giving effect to such issuance.

7.12. Liquidation, Mergers, Consolidations, and Dispositions of Assets; Good Standing. Shall not (a) unless such transaction shall be a Permitted Merger, merge, reorganize, consolidate, or amalgamate with any Person; (b) liquidate, wind up its affairs or dissolve itself except in the case of Subsidiaries to the extent permitted pursuant to Section 7.11(b); (c) acquire by purchase, lease, or otherwise any of the assets of any Person, except for (1) Permitted Acquisitions and (2) the acquisition of inventory and equipment (to the extent not prohibited hereunder) in the ordinary course of business; (d) sell, transfer, lease, or otherwise dispose of any of its assets, except for the sale of Inventory in the ordinary course of business and the disposition of Equipment which, in the aggregate during any 12-month period, has a fair market or book value, whichever is more, of $250,000 or less or is worn-out or obsolete; provided that under no circumstances shall the Borrower transfer any assets directly or indirectly to a Subsidiary not incorporated or organized in the U.S.; (e) sell or dispose of any Equity Interests in any Subsidiary, whether in a single transaction or in a series of related transactions; (f) change its Federal Employer Identification Number; or (g) fail to remain in good standing and qualified to transact business as a foreign entity in any state or other jurisdiction in which it is required to be qualified to transact business as a foreign entity and in which the failure to do so could reasonably be expected to have a Material Adverse Effect.

7.13. [Reserved].

7.14. Deposit Accounts. Shall not open or maintain any Deposit Accounts except for (a) Deposit Accounts listed in Schedule 5.15; (b) Deposit Accounts which are not listed in Schedule 5.15 but which are subject to Lender’s Control on terms satisfactory to Lender; and (d) such other Deposit Accounts as shall be necessary for payroll, petty cash, local trade payables, and other occasional needs of Borrower; provided that the aggregate balance of any and all Deposit Accounts which are not subject to Lender’s Control on terms acceptable to Lender may not at any time exceed $10,000 without Lender’s prior written consent.

8.	[RESERVED].

9.	DEFAULT.

9.1. Events of Default. Each of the following shall constitute an Event of Default:

(a) Borrower shall fail to pay when due any principal of or interest on the Notes, any fee or other amounts due to Lender hereunder or any other Loan Document, or (except as provided in (b) and (c) below) any other Obligations; or

(b) Borrower shall default on the performance of any agreement, covenant, or obligation contained in Section 6.1, 6.4, 6.5, 6.6, 6.12, 6.13, 6.14 or Section 7;

(c) [Reserved].

(d) Borrower or any other party to any Loan Document (other than Lender) shall default on the performance of any other agreement, covenant, or obligation contained in this Agreement or such Loan Document not provided for elsewhere in this Section 9 and the breach of such agreement, covenant, or obligation shall not have been cured to Lender’s reasonable satisfaction within 30 days after the sooner to occur of (i) any Senior Officer’s receipt of notice of such breach from Lender or (ii) the date on which such failure or neglect first became known to any Senior Officer; provided, however, that such notice and opportunity to cure shall not apply in the case of any default on an agreement, covenant, or obligation which is not capable of being cured at all or within such 30-day period or which was a willful and knowing breach by Borrower or such other party; or

(e) Any representation or warranty made by Borrower or any other party to any Loan Document (other than Lender) in this Agreement or any other Loan Document, or in any certificate or report furnished in connection with this Agreement or any other Loan Document, shall prove to have been untrue or incorrect in any material respect when made; or

(f) Borrower shall default in any obligation which (i) is owed to Lender or any of Lender’s Affiliates and (ii) arose under any agreement other than a Loan Document, including but not limited to the First Rights Agreement; or

(g) Borrower shall fail to make any payment in respect of outstanding Debt (other than the Obligations) having an aggregate outstanding principal amount in excess of $100,000 or more when due after the expiration of any applicable grace period, or any event or condition shall occur which results in the acceleration of the maturity of such Debt (including, without limitation, any required mandatory prepayment or “put” of such Debt to any such Person) or enables (or, with the giving of notice or passing of time or both, would enable) the holders of such Debt or a commitment related to such Debt (or any Person acting on such holders’ behalf) to accelerate the maturity thereof or terminate any such commitment before its normal expiration (including, without limitation, any required mandatory prepayment or “put” of such Debt to such Person); or

(h) Borrower shall (i) voluntarily dissolve, liquidate, or terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of such Person or of all or of a substantial part of its assets, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition, or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

(i) An involuntary petition or complaint shall be filed against Borrower seeking bankruptcy relief or reorganization or the appointment of a receiver, custodian, trustee, intervenor, or liquidator of Borrower, of all or substantially all of its assets, and such petition or complaint shall not have been dismissed within 60 days of the filing thereof; or an order, order for relief, judgment, or decree shall be entered by any competent Governmental Entity approving or ordering any of the foregoing actions; or

(j) A judgment of more than $100,000 in excess of insurance coverage therefor (as provided by an underwriter acceptable to Lender, where such underwriter has agreed in writing to pay such judgment) shall be rendered against Borrower and shall remain undischarged, undismissed, and unstayed for more than 90 days or there shall occur any levy upon, or attachment, garnishment, or other seizure of, any portion of the Collateral or other assets of Borrower, in excess of $50,000 by reason of the issuance of any tax levy, judicial attachment, garnishment, or levy of execution; or

(k) The occurrence of an event that has a Material Adverse Effect.

9.2. Remedies. During the existence of any Default, Lender may, without notice to Borrower and at its option, refuse to make Advances, or make other extensions of credit to Borrower. During the existence of any Event of Default, Lender may at its option take any or all of the following actions:

(a) Lender may declare any or all Obligations to be immediately due and payable (if not earlier demanded) (provided, that, upon the occurrence of any Event of Default described in Sections 9.1(h) or 9.1(i), all Obligations shall automatically become immediately due and payable), terminate its obligation to make Advances and other extensions of credit to Borrower, bring suit against Borrower to collect the Obligations, exercise any remedy available to Lender hereunder or at law, and take any action or exercise any remedy provided herein or in any other Loan Document or under applicable law.

(b) Without waiving any of its other rights hereunder or under any other Loan Document, Lender shall have all rights and remedies of a secured party under the UCC (and the Uniform Commercial Code of any other applicable jurisdiction) and such other rights and remedies as may be available hereunder, under other applicable law, or pursuant to contract. If requested by Lender, Borrower will promptly assemble the Collateral and make it available to Lender at a place designated by Lender within the continental United States. Borrower agrees that any notice by Lender of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the UCC or otherwise, shall constitute reasonable notice to Borrower if the notice is mailed to Borrower by regular or certified mail, postage prepaid, at least 10 days before the action to be taken. The proceeds realized from the sale or other disposition of any Collateral shall be applied by Lender to the Obligations in such order as Lender shall determine in its sole discretion. Borrower shall be liable for any deficiencies in the event the proceeds of the disposition of the Collateral do not satisfy the Obligations in full.

(c) Lender may demand, collect, and sue for all amounts owed pursuant to Accounts, General Intangibles, Chattel Paper, Instruments, or Documents or for proceeds of any Collateral (either in Borrower’s name or Lender’s name at Lender’s option), with the right to enforce, compromise, settle, or discharge any such amounts.

(d) Borrower hereby grants Lender a worldwide, non-exclusive, and royalty-free license to use solely during the existence of an Event of Default Borrower’s trademarks, service marks, and trade names for purposes of invoicing and collecting Accounts and otherwise disposing of or liquidating Collateral.

9.3. Receiver. In addition to any other remedy available to it, Lender shall have the absolute right, during the existence of an Event of Default, to seek and obtain the appointment of a receiver to take possession of and operate and/or dispose of the business and assets of Borrower.

9.4. Deposits; Insurance. Borrower (a) authorizes Lender to, during the existence of an Event of Default, collect and apply against the Obligations when due any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any Collateral and (b) irrevocably appoints Lender as its attorney-in-fact to endorse any check or draft or take other action necessary to obtain such funds.

10.	MISCELLANEOUS.

10.1. No Waiver, Remedies Cumulative. No failure or delay on the part of Lender to exercise any right under this Agreement, any other Loan Document, or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are in addition to any other remedies provided by applicable law, any Loan Document, or otherwise.

10.2. Survival of Representations. All representations and warranties made in this Agreement and the other Loan Documents shall survive the making of any extension of credit hereunder and the delivery of the Note and shall continue in full force and effect until the full and final payment and performance of the Obligations and the termination of this Agreement.

10.3. Indemnity By Borrower; Expenses. In addition to all other Obligations, the obligations and liabilities described in this Section 10.3 shall constitute Obligations and shall be in addition to, and cumulative of, any other indemnification provisions set forth in any other Loan Document. Borrower agrees to defend, protect, indemnify, and hold harmless Lender and its Affiliates and all of their respective officers, directors, employees, attorneys, consultants, and agents from and against any and all losses, damages, liabilities, obligations, penalties, fines, fees, costs, and expenses (including, without limitation, reasonable attorneys’ and paralegals’ fees, costs and expenses, and fees, costs and expenses for investigations and experts) incurred by such indemnitees, from and after the Closing Date, as a result of or arising from or relating to (a) all legal, accounting, appraisal, consulting, and other fees, costs, and expenses incurred by Lender or any of its Affiliates in connection with their due diligence effort (including, without limitation, public records searches, recording fees, examinations, and investigations of the properties of Borrowers and its operations), negotiation, preparation, execution, performance of any of the Loan Documents or of any document executed in connection with the transactions contemplated hereby or thereby, perfection of Lender’s Liens in the Collateral, maintenance of the Loan by Lender, and any and all amendments, modifications, and supplements of any of the Loan Documents, or work-out or restructuring of the Obligations; provided that Borrower shall not be required to pay in excess of $25,000 for any fees, costs or expenses set forth in clause (a) above for the initial closing of the Loan on the Closing Date; (b) any suit, investigation, action, or proceeding by any Person (other than Borrower), whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, regulation, or common law principle, arising from or in connection with Lender’s making extensions of credit or furnishing funds to Borrower under this Agreement; (c) Lender’s preservation, administration, and enforcement of its rights under the Loan Documents and applicable law, including, without limitation, (i) all fees, costs of collection, attorneys’ fees and expenses of, or advances by, Lender which Lender pays or incurs (A) in discharge of obligations of Borrower, (B) to inspect, repossess, remove, transport, deliver, protect, store, preserve, complete, collect, store, sell or otherwise dispose of any Collateral, or (C) in connection with the appointment and administration of any receiver; (ii) the administration of and actions relating to any Collateral, this Loan Agreement or the other Loan Documents and the transactions contemplated hereby and thereby, including any actions taken to perfect or maintain priority of Lender’s Liens on any Collateral, to maintain any insurance required hereunder or to verify Collateral; and (iii) subject to Section 6.5, each inspection, audit, field examination, or appraisal with respect to Borrower, whether prepared by Lender’s personnel or a third party; and (d) attorneys’ fees of counsel for Lender incurred in connection therewith, whether any suit is brought or not and whether incurred at trial or on appeal; (e) any civil penalty or fine assessed by OFAC against Lender or any Affiliate of Lender and all reasonable costs and expense (including, without limitation, attorneys’ fees actually incurred) incurred in connection with defense thereof by Lender or such Affiliate, as a result of Lender’s making extensions of credit hereunder, the acceptance of payments due under the Loan Documents or acceptance of Collateral; (f) any matter relating to the financing transactions contemplated by the Loan Documents or by any document executed in connection with the transactions contemplated thereby, other than for such loss, damage, liability, obligation, penalty, fee, cost or expense arising from such indemnitee’s gross negligence or willful misconduct; (g) any liability for payment of any state documentary stamp taxes, intangible taxes, or similar taxes (including interest or penalties, if any) which may now or hereafter be determined to be payable in respect to the execution, delivery, or recording of any Loan Document or the making of any Loan, whether originally thought to be due or not, and regardless of any mistake of fact or law on the part of Lender (or its counsel) or Borrower with respect to the applicability of such tax; and (h) any payment made by Lender or any of its Affiliates with respect to any taxes or other amount payable by Borrower required to be paid by the terms of this Agreement or any other Loan Agreement and which may be reasonably necessary to protect or preserve any Collateral or Borrower’s or Lender’s interests therein.

Borrower’s obligation for indemnification and reimbursement for all of the foregoing losses, damages, liabilities, obligations, penalties, fees, costs, and expenses of Lender or any of its Affiliates shall be part of the Obligations, shall be secured by the Collateral, shall be due and payable by Borrower ON DEMAND and shall survive termination of this Agreement.

10.4. Notices. Any notice or other communication hereunder or under the Notes or any other Loan Document to any party hereto or thereto shall be by hand delivery, overnight delivery via nationally recognized overnight delivery service, facsimile with receipt confirmed, or registered or certified United States mail with return receipt and unless otherwise provided herein shall be deemed to have been given or made when delivered, telegraphed, faxed or, if sent via United States mail, when receipt therefor is signed by the receiver, postage prepaid, addressed to the party at its address specified below (or at any other address that the party may hereafter specify to the other parties in writing):

Lender:	CryoLife, Inc.
1655 Roberts Boulevard, N.W.
Kennesaw, GA 30144
Attn.: General Counsel

Borrower:	ValveXchange, Inc.
12635 East Montview Boulevard, Suite 214
Aurora, CO 80045
Attn.: Larry Blankenship

10.5. Governing Law. This Agreement and the other Loan Documents shall be deemed contracts made under the laws of the State of Georgia and shall be governed by and construed in accordance with the laws of the State of Georgia (excluding its conflict of laws provisions if such provisions would require application of the laws of another jurisdiction) except insofar as (a) the laws of another jurisdiction may, by reason of mandatory provisions of law, govern the perfection, priority, or enforcement of security interests in the Collateral or (b) the terms of such Loan Document expressly state that the law of a different jurisdiction shall govern.

10.6. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns; provided, that Borrower may not assign any of its rights hereunder without the prior written consent of Lender, and any such assignment made without such consent will be void in all respects.

10.7. Counterparts; Telecopied Signatures. This Agreement and any amendments, waivers, or consents relating hereto may be executed in any number of counterparts and by different parties hereto or thereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party hereto or to any amendment, waiver, or consent relating hereto by facsimile transmission or by electronic email shall be deemed to be an original signature hereto.

10.8. No Usury. Regardless of any other provision of this Agreement, the Note, or in any other Loan Document, if for any reason the effective rate of interest payable hereunder or thereunder should exceed the maximum lawful rate of interest, the effective rate of interest shall be deemed reduced to, and shall be, such maximum lawful rate of interest. Any amount paid to or collected by Lender as interest which would be in excess of the amount permitted by applicable law shall be deemed applied to the reduction of the principal balance of the Obligations and not to the payment of interest, but if such Obligations have been or are thereby paid in full, the excess shall be returned to the Person paying same, such application to the principal balance of the Obligations or the refunding of excess to be a complete settlement and acquittance thereof.

10.9. Powers. All powers of attorney granted to Lender are coupled with an interest and are irrevocable.

10.10. Approvals; Amendments. If this Agreement calls for Lender’s approval or consent, such approval or consent may be given or withheld in the reasonable discretion of Lender unless otherwise specified herein. This Agreement and the other Loan Documents may not be modified, altered, or amended, except by an agreement in writing signed by Borrower and Lender.

10.11. Assignments. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The rights of Lender hereunder are not assignable without the Borrower’s written consent (which shall not be unreasonably withheld, delayed or conditioned), except to any Affiliate of Lender; provided, however, that Borrower’s consent shall not be required if there has occurred and is continuing an Event of Default. The rights and obligation of the Borrower hereunder may not be assigned under any circumstances.

10.12. Dealings with Multiple Borrowers. If more than one Person is a Borrower hereunder, all Obligations, representations, warranties, covenants, and indemnities set forth in the Loan Documents to which such Person is a party shall be joint and several. Lender shall have the right to deal with any individual of any Borrower with regard to all matters concerning the rights and obligations of Lender hereunder and pursuant to applicable law with regard to the transactions contemplated under the Loan Documents. All actions or inactions of the officers, managers, members, or agents of any Borrower with regard to the transactions contemplated under the Loan Documents shall be deemed with full authority and binding upon all Borrowers. Each Borrower hereby appoints each other Borrower as its true and lawful attorney-in-fact, with full right and power, for purposes of exercising all rights of such Person hereunder and under applicable law with regard to the transactions contemplated under the Loan Documents. The provisions of this Section 10.12 and Lender’s reliance thereon are material inducements to the agreement of Lender to enter into this Agreement and to consummate the transactions contemplated hereby.

10.13. Waiver of Certain Defenses. To the fullest extent permitted by applicable law, upon the occurrence of any Event of Default, neither Borrower nor anyone claiming by or under Borrower will claim or seek to take advantage of any law requiring Lender to attempt to realize upon any Collateral, or any appraisement, evaluation, stay, extension, homestead, redemption, or exemption laws now or hereafter in force to prevent or hinder the enforcement of this Agreement. Borrower, for itself and all who may at any time claim through or under Borrower, hereby expressly waives to the fullest extent permitted by applicable law the benefit of all such laws. All rights of Lender and all obligations of Borrower hereunder shall be absolute and unconditional irrespective of (a) any change in the time, manner, or place of payment of, or any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any provision of the Loan Documents, (b) any exchange, release, or non-perfection of any other collateral given as security for the Obligations, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Obligations, or (c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or any third party, other than payment and performance in full of the Obligations.

10.14. Additional Provisions. Time is of the essence of this Agreement and the other Loan Documents. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any Governmental Entity by reason of such party having or being deemed to have structured, drafted or dictated such provision.

10.15. Integration; Final Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements, and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written. There are no unwritten oral agreements between the parties.

10.16. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT, IN ANY JUDICIAL, MEDIATION, OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (A “DISPUTE”) THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS, OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (a) INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES OR (b) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE, REGARDLESS OF WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY, OR OTHERWISE.

10.17. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER BY EXECUTION HEREOF AND LENDER BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO AND ACCEPT THIS AGREEMENT. EACH OF THE PARTIES AGREES THAT THE TERMS HEREOF SHALL SUPERSEDE AND REPLACE ANY PRIOR AGREEMENT RELATED TO ARBITRATION OF DISPUTES BETWEEN THE PARTIES CONTAINED IN ANY LOAN DOCUMENT OR ANY OTHER DOCUMENT OR AGREEMENT HERETOFORE EXECUTED IN CONNECTION WITH, RELATED TO OR BEING REPLACED, SUPPLEMENTED, EXTENDED OR MODIFIED BY, THIS AGREEMENT.

10.18. Submission to Jurisdiction, Venue.

(a) Any legal action or proceeding with respect to this Agreement or any other Loan Document shall be brought in the courts of the State of Georgia in Cobb County or of the United States for the Northern District of Georgia, and, by execution and delivery of this Agreement, Borrower irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts, and agrees to be bound by the other provisions set forth in this Section 10.18. Borrower further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 10.4. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against Borrower or any guarantor or surety of the Obligations in any other jurisdiction.

(b) Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

10.19. Credit Inquiries. Borrower hereby authorizes and permits Lender, at its discretion and without any obligation to do so, to respond to credit inquiries from third parties concerning Borrower.

10.20. Information. Nothing in this Agreement shall prevent Lender from disclosing confidential information provided by Borrower from time to time (a) to any of Lender’s Affiliates, or any of Lender’s or any of its Affiliates’ officers, directors, employees, agents, or advisors, (b) as required by any law, rule, or regulation, (c) upon the order, request or demand of any Governmental Entity, (d) that is or becomes available to the public or that is or becomes available to Lender other than as a result of a disclosure by Lender prohibited by this Agreement, (e) in connection with any litigation to which Lender or any of its Affiliates may be a party, whether to defend itself, reduce its liability, protect or exercise any of its claims, rights, remedies or interests under or in connection with the Loan Documents, or otherwise, (f) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (g) to any actual or proposed assignee.

10.21. No Tax Advice. Borrower hereby acknowledges and agrees that, with respect to all tax and accounting matters relating to this Agreement, the other Loan Documents, or the transactions contemplated herein and therein, it has not relied on any representations made, consultation provided by, or advice given or rendered by Lender or Lender’s representatives, agents, or employees, and, instead, Borrower has sought, and relied upon, the advice of its own tax and accounting professionals with respect to all such matters.

[Signatures on Following Page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal as of the day and year first above written.

BORROWER:

VALVEXCHANGE, INC.

By: /s/Larry D. Blankenship
Name: Larry D. Blankenship
Title: C.E.O.

[CORPORATE SEAL]

LENDER:

CRYOLIFE, INC.

By: /s/D. Ashley Lee
Name: D. Ashley Lee
Title: EVP, COO and CFO

[CORPORATE SEAL]

Signature Page to Loan and Security Agreement

Exhibit A-1

CLOSING NOTE

$2,000,000

July 6, 2011

FOR VALUE RECEIVED, VALVEXCHANGE, INC., a Delaware corporation (“Borrower”), promises to pay to the order of CRYOLIFE, INC. (“Lender”) at the place and times provided in the Loan Agreement referred to below, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000) or the principal amount of all Advances made by Lender from time to time pursuant to that certain Loan and Security Agreement dated as even date herewith, by and between Borrower and Lender (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

The unpaid principal amount of this Closing Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Loan Agreement and shall bear interest as provided in the Loan Agreement. All payments of principal and interest on this Closing Note shall be payable to Lender or other holder of this Closing Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Lender or such holder may specify.

This promissory note is the Closing Note issued pursuant to the Loan Agreement. This Closing Note is entitled to the benefits of, and evidences Obligations incurred under, the Loan Agreement, to which reference is made for a description of the security for this Closing Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Closing Note and on which such Obligations may be declared to be immediately due and payable.

Borrower agrees, in the event that this Closing Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable and actual costs of collection, including, without limitation, reasonable attorneys’ fees actually incurred and court costs.

This Closing Note shall be governed, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest, and (except as required by the Loan Agreement) notice of any kind with respect to this Closing Note.

If more than one Person is a Borrower hereunder, all Obligations evidenced by this Closing Note shall be joint and several.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Closing Note under seal as of the day and year first written above.

VALVEXCHANGE, INC.

By:
Name:
Title:

[CORPORATE SEAL]

Exhibit A-2

FORM OF PIK NOTE

$	, 201

FOR VALUE RECEIVED, VALVEXCHANGE, INC., a Delaware corporation (“Borrower”), promises to pay to the order of CRYOLIFE, INC. (“Lender”) at the place and times provided in the Loan Agreement referred to below, the principal sum of                     AND NO/100 DOLLARS ($        ) or the principal amount of the PIK Amount as of such date pursuant to that certain Loan and Security Agreement dated as of July 6, 2011, by and between Borrower and Lender (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Loan Agreement.

The unpaid principal amount of this PIK Note from time to time outstanding is subject to mandatory repayment from time to time as provided in the Loan Agreement and shall bear interest as provided in the Loan Agreement. All payments of principal and interest on this PIK Note shall be payable to Lender or other holder of this PIK Note in lawful currency of the United States of America in immediately available funds in the manner and location indicated in the Agreement or wherever else Lender or such holder may specify.

This promissory note is one of the PIK Notes issued pursuant to the Loan Agreement. This PIK Note is entitled to the benefits of, and evidences Obligations incurred under, the Loan Agreement, to which reference is made for a description of the security for this PIK Note and for a statement of the terms and conditions on which Borrower is permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this PIK Note and on which such Obligations may be declared to be immediately due and payable.

Borrower agrees, in the event that this PIK Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable and actual costs of collection, including, without limitation, reasonable attorneys’ fees actually incurred and court costs.

This PIK Note shall be governed, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest, and (except as required by the Loan Agreement) notice of any kind with respect to this PIK Note.

If more than one Person is a Borrower hereunder, all Obligations evidenced by this PIK Note shall be joint and several.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this PIK Note under seal as of the day and year first written above.

VALVEXCHANGE, INC.

By:
Name:
Title:

[CORPORATE SEAL]

EXHIBIT B

FORM OF NOTICE OF BORROWING

[                ], [20    ]

CryoLife, Inc.

1655 Roberts Boulevard, N.W.

Kennesaw, GA 30144

Attn: General Counsel

Ladies and Gentlemen:

This Notice of Borrowing is delivered pursuant to Section 2.5 of that certain Loan and Security Agreement dated as of July 6, 2011 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), by and between ValveXchange, Inc, a Delaware corporation (“Borrower”), and CryoLife, Inc. (“Lender”). Capitalized terms used herein shall have the meanings given such terms in the Loan Agreement.

Borrower hereby gives you notice, irrevocably, pursuant to Section 2.5 of the Loan Agreement, that Borrower hereby requests the following Advance be made under the Loan Agreement and, in that regard, sets forth below the information relating to such Advance (the “Proposed Borrowing”), as required by Section 2.5 of the Loan Agreement:

1. Principal Amount:
2. Date Loan to be Made:
3. Disburse the proceeds of this Advance as follows:

Name of Bank: [ ]
Account Name: [ ]
Account Number: [ ]
ABA Routing Number: [ ]
Reference: [ ]

Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

(a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, [except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been accurate and complete in all material respects on and as of such earlier date)];

(b) no event has occurred and is continuing, or would result from the making of such Proposed Borrowing or from the application of the proceeds thereof, which constitutes a Default or an Event of Default;

(c) no development reasonably likely to have a Material Adverse Effect has occurred and is continuing;

(d) all of the conditions to the Proposed Borrowing set forth in Section 4.2 of the Loan Agreement have been satisfied (or waived in accordance with the terms of the Loan Agreement); and

(e) the Proposed Borrowing satisfies all limitations set forth in the Loan Agreement (including, without limitation, availability under the Commitment).

VALVEXCHANGE, INC.

By:
Name:
Title:

[CORPORATE SEAL]

EXHIBIT C

COMPLIANCE AND NO DEFAULT CERTIFICATE

In accordance with the terms of the Loan and Security Agreement dated July 6, 2011 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”) by and between ValveXchange, Inc. (“Borrower”) and CryoLife, Inc., I hereby certify that:

1.	I am the [president] [chief financial officer] of Borrower;

2.	The enclosed financial statements are prepared in accordance with generally accepted accounting principles;

3.	No Default (as defined in the Loan Documents) or any event which, upon the giving of notice or passing of time or both, would constitute such a Default, has occurred.

VALVEXCHANGE, INC.

By:
Name:
Title:

SCHEDULE 1

TO EXHIBIT E - COMPLIANCE AND NO DEFAULT CERTIFICATE

Borrower Name: ValveXchange, Inc.

For the Fiscal [Month] [Quarter] [Year] ended [                     ], 200[    ]

ALL CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS GIVEN IN THE LOAN AGREEMENT.

COVENANT	ACTUAL	REQUIRED

[ATTACH DETAILED CALCULATIONS]

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.3

DIRECT OR CONTINGENT OBLIGATIONS AND LIABILITIES

The Company has entered into the following agreements since its fiscal quarter ended march 31, 2011:

•

a [***] lease for a facility located at 6080 Greenwood Plaza Blvd., Unit B, Greenwood Village, CO 80301. This facility is intended to become the primary location for the Company’s offices and operations, with move-in anticipated in the third quarter of 2011. Approximate monthly lease payments including tenant improvements are expected to be between $[***] and $[***].

•	a contractor agreement with [***] for the [***] of [***] that provides for guaranteed payments of $[***] per month for the first six-months of the twelve-month term of the agreement.

•

independent contractor consulting services agreement with [***] For the provision of consulting services in connection with the Company’s proposed [***] studies pursuant to which the Company anticipates making payments in excess of $[***].

•	research agreement with the University of [***] relating to [***] of the Company’s [***], pursuant to which the Company anticipates making payments in excess of $[***].

SCHEDULE 5.4

PENDING AND THREATENED LITIGATION

None.

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.8(b)

INSURANCE POLICIES

Type	Underwriter	Maximum Coverage	Deductible
Property	[***]	$[***]	$[***]
Commercial General Liability	[***]	$[***]	None
Employer’s Liability	[***]	$[***]	N/A
Directors and Officers	[***]	$[***]	$[***]
Key Man Life Insurance (Ivan Vesely)	[***]	$2,000,000	N/A

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.8(c)

INTELLECTUAL PROPERTY

PATENTS AND PATENT APPLICATIONS

Country		Case Type	Application No. Filing Date	Publication No. Publication Date	Patent No. Patent Date	Status
		ORD	PCT/US10/52451	2011-047009		Published
Patent Cooperation Treaty			13-Oct-2010	21-Apr-2011
	Owner:	ValveXchange Inc.
	Title:	COLLAPSIBLE DOCKING STATION

		[***] [***]				[***]
[***]		[***]
	Owner:	[***]
	Title:	[***]

		PCT	98964898.5	1049425	1049425	Granted
European Patent Convention			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		PCT	01987412.2	1343438	1343438	Granted
European Patent Convention			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		PCT	09172807.1	2138132		Published
European Patent Convention			12-Oct-2009	30-Dec-2009
	Owner:	Cleveland Clinic Foundation
	Title:	REMOTE MANIPULATION SYSTEM FOR REMOTELY MANIPULATING AN ASSOCIATED MEDICAL DEVICE

		PCT	10179137.4	2258312	Published
European Patent Convention			24-Sep-2010	08-Dec-2010
	Owner:	Cleveland Clinic Foundation
	Title:	DEPLOYABLE SURGICAL PLATFORM AND SYSTEM FOR THE REMOVAL AND DELIVERY OF A MEDICAL DEVICE COMPRISING SUCH DEPLOYABLE SURGICAL PLATFORM

		EPP	98964898.5	1049425	1049425	Granted
France			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		EPP	01987412.2	1343438	1343438	Granted
France			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		EPP	98964898.5	1049425	69841333.4	Granted
Germany			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		EPP	01987412.2	1343438	1343438	Granted
Germany			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		EPP	98964898.5	1049425	20838BE/2010	Granted
Italy			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		EPP	01987412.2	1343438	28991BE/2009	Granted
Italy			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		EPP	98964898.5	1049425	1049425	Granted
Netherlands			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		EPP	01987412.2	1343438	1343438	Granted
Netherlands			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		EPP	98964898.5	1049425	1049425	Granted
Sweden			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		EPP	01987412.2	1343438	1343438	Granted
Sweden			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		EPP	98964898.5	1049425	1049425	Granted
United Kingdom			23-Dec-1998	08-Jul-1999	25-Nov-2009
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		EPP	01987412.2	1343438	1343438	Granted
United Kingdom			17-Dec-2001	17-Sep-2003	22-Jul-2009
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		PCT	09/597918	6569196		Granted
United States of America			19-Jun-2000	27-May-2003
	Owner:	Cleveland Clinic Foundation
	Title:	SYSTEM FOR MINIMALLY INVASIVE INSERTION OF A BIOPROSTHETIC HEART VALVE

		CIP	09/745240	2001-0002445	6530952	Granted
United States of America			21-Dec-2000	31-May-2001	11-Mar-2003
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		RCE	10/341049	2003-0125793	7011681	Granted
United States of America			13-Jan-2003	03-Jul-2003	14-Mar-2006
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		DIV	11/319349	2006-0135964	7776083	Granted
United States of America			28-Dec-2005	22-Jun-2006	17-Aug-2010
	Owner:	Cleveland Clinic Foundation
	Title:	BIOPROSTHETIC CARDIOVASCULAR VALVE SYSTEM

		ORD	05027534.6	1671608	1671608	Granted
European Patent Convention			15-Dec-2005	21-Jun-2006	30-Jul-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		EPC	05027534.6	1671608	1671608	Granted
France			15-Dec-2005	21-Jun-2006	30-Jul-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		EPC	05027534.6	1671608	1671608	Granted
Germany			15-Dec-2005	21-Jun-2006	30-Jul-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		EPC	05027534.6	1671608	1671608	Granted
Italy			15-Dec-2005	21-Jun-2006	30-Jul-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		EPC	05027534.6	1671608	1671608	Granted
			15-Dec-2005	21-Jun-2006	30-Jul-2008
Netherlands	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		EPC	05027534.6	1671608	1671608	Granted
Sweden			15-Dec-2005	21-Jun-2006	30-Jul-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		EPC	05027534.6	1671608	1671608	Granted
United Kingdom			15-Dec-2005	21-Jun-2006	30-Jul-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		ORD	11/296899	2006-0136052	7758640	Granted
United States of America			08-Dec-2005	22-Jun-2006	20-Jul-2010
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY

		ORD	2592128	2592128	2592128	Granted
Canada			19-Jun-2007	29-Dec-2007	16-Mar-2010
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		ORD	07111254.4	1872743	1872743	Granted
European Patent Convention			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		EPC	07111254.4	1872743	1872743	Granted
France			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		EPC	07111254.4	1872743	1872743	Granted
Germany			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		EPC	07111254.4	1872743	29466BE/2009	Granted
Italy			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		EPC	07111254.4	1872743	1872743	Granted
Netherlands			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		EPC	07111254.4	1872743	1872743	Granted
Sweden			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		EPC	07111254.4	1872743	1872743	Granted
United Kingdom			28-Jun-2007	02-Jan-2008	05-Aug-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

		ORD	11/760840	2008-0004696		Published
United States of America			11-Jun-2007	03-Jan-2008
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE ASSEMBLY WITH RESIZABLE DOCKING STATION

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		PCT	07839653.8	2076215	Published
European Patent Convention			22-Apr-2009	08-Jul-2009
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE AND ASSEMBLY

		PCT	12/446469	2010-0087918	Published
United States of America			21-Apr-2009	08-Apr-2010
	Owner:	ValveXchange Inc.
	Title:	CARDIOVASCULAR VALVE AND ASSEMBLY

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		PCT	08724554.4	2114318	Published
European Patent Convention			17-Jan-2008	11-Nov-2009
	Owner:	ValveXchange Inc.
	Title:	TOOLS FOR REMOVAL AND INSTALLATION OF EXCHANGEABLE CARDIOVASCULAR VALVES

		PCT	12/522326	2010-0004739	Published
United States of America			07-Jul-2009	07-Jan-2010
	Owner:	ValveXchange Inc.
	Title:	TOOLS FOR REMOVAL AND INSTALLATION OF EXCHANGEABLE CARDIOVASCULAR VALVES

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		PCT	08798161.9	2182860	Published
European Patent Convention			19-Aug-2008	12-May-2010
	Owner:	ValveXchange Inc.
	Title:	METHOD AND APPARATUS FOR PROSTHETIC VALVE REMOVAL

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		ORD	PCT/US10/52638	2011-047137	Published
Patent Cooperation Treaty			14-Oct-2010	21-Apr-2011
	Owner:	ValveXchange Inc.
	Title:	MULTI-FUNCTION VALVE EXCHANGE APPARATUS AND METHOD OF USING SAME

		[***]	[***]		[***]
[***]			[***]	[***]
	Owner:	[***]
	Title:	[***]

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

		[***]	[***]	[***]	[***]
[***]			[***]	[***]
	Owner:	[***]
	Title:	[***]

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

		[***]	[***]	[***]
[***]			[***]
	Owner:	[***]
	Title:	[***]

Trademarks

Trademark	Country	Application No. Filing Date	Registration No. Registration Date	Status

VALVEXCHANGE	United States of America	76/180484 13-Dec-2000	2897597 26-Oct-2004	Registered

Classes:	10 Int.
Owner:	ValveXchange Inc.

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.9

LOCATIONS

Jurisdiction in which Borrower is organized: Delaware

Chief executive office of Borrower:

This Company has signed a lease on a new facility that is intended to become the primary location for the Company’s offices and operations, with move-in anticipated in the third quarter of 2011.

Current Address: 12635 E. Montview Blvd., Aurora, Colorado 80045

Future Address: 6080 Greenwood Plaza Blvd., Unit B, Greenwood Village, Colorado 80301

Office where Borrower’s books and records are located: As above.

Borrower’s other places of business: Borrower currently performs some [***] and [***] at subcontractor [***]

Any other places where any Collateral (other than Inventory in-transit) is kept: [***]

Other locations: None.

Former jurisdiction of organization: Ohio

Former chief executive office of Borrower: 815 Superior Avenue, Cleveland, Ohio 44114

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.11

LABOR LAW MATTERS

The Company is a party to individual employment agreements with each of Larry Blankenship, Ivan Vesely, Todd Campbell and Kevin Morningstar and individual consulting agreements involving equity as all or part of the compensation with each of [***], [***], [***], [***], and [***]. The Company also has numerous other consulting agreements in place that do not involve equity as part of the compensation.

SCHEDULE 5.14

INVESTMENT PROPERTY, INSTRUMENTS, AND CHATTEL PAPER

None.

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.15

DEPOSIT ACCOUNTS

Name and Address of Depository Institution	Account Number	Type of Account
Key Bank	[***]*	Checking
Key Bank	[***]	Checking

*	This is the Company’s primary account with a balance of $[***] as of July 1, 2011.

SCHEDULE 5.16

ENVIRONMENTAL

In the performance of its operations, the Company uses chemical substances commonplace in the medical device and tissue implant industries. Such chemicals include, but are not limited to, glutaraldehyde, formaldehyde, isopropyl alcohol, adhesives, epoxies, cleaning agents, and the like.

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 5.19

MATERIAL AGREEMENTS

The following is a list of the Company’s material agreements:

•	Contractor Agreement with [***] for the [***] of [***] that provides for guaranteed payments of $[***] per month for the first six-months of the twelve-month term of the agreement.

•

Independent Contractor Consulting Services Agreement with [***] For the provision of consulting services in connection with the Company’s proposed [***] studies pursuant to which the Company anticipates making payments in excess of $[***].

•	Research Agreement with the University of [***] relating to [***] of the Company’s [***], pursuant to which the Company anticipates making payments in excess of $[***].

•	License Agreement dated August 29, 2000 by and between [***] and [***] relating to the license of certain [***] technology.

•	Exclusive License Agreement dated August 27, 2009 by and between the [***] of the University of [***] and the Company relating to the planned patent applications referenced in Appendix B thereto.

•	Exclusive License Agreement dated April 29, 2010 by and between [***] and the Company relating to certain patent rights and know-how associated with [***] technology.

•	Manufacturing Agreement with [***] pursuant to which the Company granted [***] exclusive manufacturing rights relating to the manufacture of [***] materials for the Company’s [***].

•

An engagement letter with [***] dated November 13, 2009, as amended November 3, 2010, pursuant to which, amongst other items, the Company has agreed to pay [***] a cash fee equal to [***]% of the gross proceeds of the Series A financing.

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

•

A [***] lease for a facility located at 6080 Greenwood Plaza Blvd., Unit B, Geenwood Village, CO 80301. This facility is intended to become the primary location for the Company’s offices and operations, with move-in anticipated in the third quarter of 2011. Approximate monthly lease payments including tenant improvements are expected to be between $[***] and $[***].

•	Employment Arrangements with each of Larry Blankenship, Ivan Vesely, Todd Campbell and Kevin Morningstar

•	Consulting Agreements with each of [***], [***], [***], [***], and [***].

•

The [***] requires the Company to perform in accordance with its proposal submitted to and accepted by the [***]. The [***] involves a performance commitment from the Company and a commitment from the [***] that if the Company performs sufficiently well on its Phase I grant of $[***] and provides a report on its Phase I performance, which the Company intends to do later this year, the Company will be confirmed for a Phase II grant of $[***].

SCHEDULE 5.24

OPERATING AND CAPITAL LEASES

Real Property Leases:

This Company has signed a lease on a new facility that is intended to become the primary location for the Company’s offices and operations, with move-in anticipated in the third quarter of 2011.

Current Principal Office Address:

Street Address:	12635 E. Montview Blvd.
City, State and Zip	Aurora, Colorado 80045
County:	Arapahoe County
Brief Description of Activities Conducted on Parcel:	Administration, research, product development,
Types of Tangible Personal Property at Parcel (e.g., equipment and/or inventory):	Computers, laboratory equipment, supplies
Books and Records Location?	Yes
Name and Address of Lessor:	Fitzsimons Redevelopment Authority 12635 E Montview Blvd, Suite 100 Aurora, CO 80045
Copy of Lease has been previously provided to Lender:	This lease has expired and the Company occupies the premises on a month-to-month basis.

Future Principal Office Address:

Street Address:	6080 Greenwood Plaza Blvd., Unit B
City, State and Zip	Greenwood Village, Colorado 80301
County:	Arapahoe County
Brief Description of Activities Conducted on Parcel:	Administration, research, product development, clean room
Types of Tangible Personal Property at Parcel (e.g., equipment and/or inventory):	Computers, laboratory equipment, supplies
Books and Records Location?	Yes

Name and Address of Lessor:	Schultz & Otis, LLC 6080 Greenwood Plaza Blvd., Unit A Greenwood Village, Colorado 80301
Copy of Lease has been previously provided to Lender:	Yes.

Operating Leases:

None.     The Company currently uses common space, machinery, and appliances at the Fitzsimmons incubator in Aurora, Colorado where its principal offices are currently located. The Company intends to purchase, at its own expense, all machinery and appliances necessary to carry out it activities at its new location.

[***] – CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN

REDACTED ARE MARKED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS

BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE

COMMISSION.

SCHEDULE 7.1

SCHEDULED PERMITTED DEBT

The [***] holds a convertible note issued by the Company in the principal amount of $250,000, together with interest accrued thereon. This note is due and payable on the earlier of April 21, 2012 or the date the Company consummates a Series A round of equity financing. The Company intends to convert this note as part of the Series A financing concurrently with the closing of the Loan and Security Agreement.

SCHEDULE 7.2

SCHEDULED PERMITTED LIENS

None.

SCHEDULE 7.6

TRANSACTIONS WITH AFFILIATES

None.